SL GREEN REALTY CORP.

FOURTH QUARTER 2021 SUPPLEMENTAL DATA

December 31, 2021

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of December 31, 2021, the Company held interests in 73 buildings totaling 34.9 million square feet. This included ownership interests in 26.9 million square feet in Manhattan buildings and 7.1 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties related to the on-going COVID-19 pandemic and the duration and impact it will have on our business and the industry as a whole and the other risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended December 31, 2021 that will be included on Form 10-K to be filed on or before March 1, 2022.

Supplemental Information	2	Fourth Quarter 2021

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	18

Selected Financial Data	19	-	22

Debt Summary Schedule	23	-	24

Lease Liability Schedule	25

Debt and Preferred Equity Investments	26	-	28

Selected Property Data
Property Portfolio	29	-	33
Largest Tenants	34
Tenant Diversification	35
Leasing Activity	36	-	37
Lease Expirations	38	-	40

Summary of Real Estate Acquisition/Disposition Activity	41	-	45

Non-GAAP Disclosures and Reconciliations	46

Analyst Coverage	49

Executive Management	50

Supplemental Information	3	Fourth Quarter 2021

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average borrowing rate.  Capitalized Interest is a component of the carrying value in a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting the acquisition of a property, which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that were taken into consideration when underwriting the acquisition of a property that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Fourth Quarter 2021

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2021 are as follows:

Added to Same-Store in 2021:	Removed from Same-Store in 2021:
115 Spring Street	750 Third Avenue (redevelopment)
760 Madison Avenue (redevelopment)
55 West 46th Street "Tower 46" (disposed)
605 West 42nd Street "Sky" (disposed)
635-641 Sixth Avenue (disposed)
220 East 42nd Street (sale of JV interest)
400 East 57th Street (disposed)
110 East 42nd Street (disposed)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the respective joint ventures.
Square Feet - Represents the rentable square footage at the time the property was acquired.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Fourth Quarter 2021

FOURTH QUARTER 2021 HIGHLIGHTS Unaudited

NEW YORK, January 26, 2022 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net loss attributable to common stockholders for the quarter ended December 31, 2021 of $51.3 million, or $0.82 per share, as compared to net income of $171.0 million, or $2.48 per share, for the same quarter in 2020. Net loss attributable to common stockholders for the fourth quarter of 2021 includes $42.8 million, or $0.61 per share, of net losses recognized from the sale of real estate interests and non-cash fair value adjustments, as compared to $188.5 million, or $2.58 per share, of net gains and non-cash fair value adjustments recognized in the same period in 2020.
The Company also reported net income attributable to common stockholders for the twelve months ended December 31, 2021 of $434.8 million, or $6.50 per share, as compared to net income of $356.1 million, or $5.01 per share, for the same period in 2020. Net income attributable to common stockholders for the twelve months ended December 31, 2021 includes $440.9 million, or $6.23 per share, of net gains recognized from the sale of real estate interests and non-cash fair value adjustments, as compared to $345.5 million, or $4.60 per share, of net gains and non-cash fair value adjustments recognized in the same period of 2020.
The Company reported FFO for the quarter ended December 31, 2021 of $108.3 million, or $1.52 per share, excluding the accounting impact of the Company's reverse stock split in January 2022, as compared to FFO for the same period in 2020 of $119.2 million, or $1.56 per share. FFO for the fourth quarter of 2021 includes $2.9 million, or $0.04 per share, of reserves against certain financing investments, and $3.6 million, or $0.05 per share, of transaction related costs.
The Company also reported FFO for the year ended December 31, 2021 of $481.2 million, or $6.63 per share, excluding the accounting impact of the Company's reverse stock split in January 2022, as compared to FFO of $562.7 million, or $7.11 per share, for the same period in 2020. FFO for the year ended December 31, 2020 included $20.2 million, or $0.26 per share, of net proceeds derived from a legal settlement.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 4.8% for the fourth quarter of 2021, and increased 2.9% excluding lease termination income, as compared to the same period in 2020.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, decreased by 0.1% for the twelve months ended December 31, 2021, and increased 0.7% excluding lease termination income, as compared to the same period in 2020.
During the fourth quarter of 2021, the Company signed 52 office leases in its Manhattan office portfolio totaling 573,806 square feet. The average lease term on the Manhattan office leases signed in the fourth quarter of 2021 was 5.9 years and average tenant concessions were 7.0 months of free rent with a tenant improvement allowance of $56.17 per rentable square foot, excluding leases signed at One Vanderbilt Avenue. Thirty-one leases comprising 406,117 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $70.80 per rentable square foot, representing a 3.9% decrease over the previous fully escalated rents on the same office spaces.
During the year ended December 31, 2021, the Company signed 159 office leases in its Manhattan office portfolio totaling 1,929,714 square feet. The average lease term on the Manhattan office leases signed in 2021 was 6.8 years and average tenant concessions were 6.4 months of free rent with a tenant improvement allowance of $54.31 per rentable square foot, excluding leases signed at One Vanderbilt Avenue. One hundred one leases comprising 1,176,950 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $71.80 per rentable square foot, representing a 2.5% decrease over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio was 93.0% as of December 31, 2021, inclusive of 183,000 square feet of leases signed but not yet commenced, as compared to 93.2% at the end of the previous quarter.
Significant leases that were signed in the fourth quarter included:
•Expansion lease with Bloomberg LP for 191,207 square feet at 919 Third Avenue, for 6.0 years;
•New lease with Flexpoint Ford for 19,522 square feet at One Vanderbilt Avenue, for 11.1 years;
•New lease with Tennor Holding B.V. for 32,622 square feet at One Vanderbilt Avenue, for 9.2 years;
•Expansion lease with Stone Point Capital LLC for 6,554 square feet at One Vanderbilt Avenue, for 10.0 years;
•New lease with Chelsea Piers Fitness for 55,780 square feet at One Madison Avenue, for 20.0 years;
•Early renewal and expansion with Northeast Series of Lockton Companies, LLC for 81,693 square feet at 1185 Avenue of the Americas, for 7.7 years;
•New lease with AMA Consulting Engineers for 30,756 square feet at Worldwide Plaza, for 5.0 years; and
•New lease with Glenn Agre Bergman & Fuentes LLP for 27,231 square feet at 1185 Avenue of the Americas, for 5.8 years.
Investment Activity
During 2021 and to date in 2022, the Company has repurchased 5.1 million shares of its common stock and redeemed 0.7 million units of its Operating Partnership, or OP units, bringing total repurchases and redemptions to 36.6 million shares of common stock and 1.8 million OP units under the previously announced $3.5 billion share repurchase program.
In December, the Company closed on the previously announced sale of its ownership interest in the office and garage condominiums at 110 East 42nd Street for a gross sale price of $117.1 million. The office condominium comprises a portion of the ground floor and the sixth through eighteenth floors. SL Green previously sold the office condominium in 2007

Supplemental Information	6	Fourth Quarter 2021

FOURTH QUARTER 2021 HIGHLIGHTS Unaudited

and assumed control of it again in 2011. The garage condominium was acquired in 2013. The transaction generated net cash proceeds to the Company of $108.1 million and the Company recognized a gain of $3.6 million.
In December, the Company entered into an agreement to sell its interests in 707 Eleventh Avenue for a gross sale price of $95.0 million. SL Green purchased the 160,000 square foot, loft-style building in January of 2020 for $90.0 million. The transaction is expected to close in the first quarter of 2022, subject to customary closing conditions, and generate net cash proceeds to the Company of approximately $91.0 million.
In December, together with its joint venture partner, the Company entered into an agreement to sell the leasehold interest in 1080 Amsterdam Avenue for a gross sale price of $42.5 million. The transaction is expected to close in January 2022, subject to customary closing conditions, and generate net cash proceeds to the Company of approximately $7.1 million. Simultaneously, the Company agreed to sell its remaining interests in the Stonehenge portfolio for gross consideration of approximately $1.0 million.
In November, the Company closed on the sale of a 25 percent interest in One Madison Avenue to an international investor. The buyer has committed aggregate equity to the project totaling no less than $259.3 million. SL Green retained a 25.5 percent interest in the property, while its joint venture partners, the National Pension Service of Korea and Hines, retained their 49.5 percent interest in the property. SL Green Realty Corp. and Hines are co-developing the $2.3 billion project.
In October, the Company closed on the sale of its interests in 590 Fifth Avenue for a gross sale price of $103.0 million. Located between 47th and 48th Street, 590 Fifth Avenue is a 19-story, 103,000-square-foot office building with prime retail space at the base. SL Green took ownership of the property in October 2020. The transaction generated net cash proceeds to the Company of $28.1 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity ("DPE") portfolio was $1.09 billion at December 31, 2021. The portfolio had a weighted average current yield of 7.4%, or 9.2% excluding the effect of $238.7 million of investments that are on non-accrual.
Financing Activity
In October, the Company refinanced, extended and reduced the overall size of its unsecured corporate credit facility. The revolving line of credit component of the facility was reduced by $250.0 million to $1.25 billion, the maturity date was extended from March 2023 to May 2027, inclusive of as-of-right extension options, and the current borrowing cost was reduced to 85 basis points over adjusted SOFR. The 5-year funded term loan component of the facility was reduced by $250.0 million to $1.05 billion, the maturity date was extended from March 2023 to May 2027 and the current borrowing cost was reduced to 95 basis points over adjusted SOFR. The $200 million, 7-year funded term loan component of the facility, which matures in November 2024, was not modified and the current borrowing cost remains 100 basis points over adjusted SOFR.
Dividends
In the fourth quarter of 2021, the Company declared:
•Two monthly ordinary dividends on its outstanding common stock of $0.3033 per share, which were paid on November 15 and December 15, 2021, and one monthly dividend on its outstanding common stock of $0.3108 per share, which was paid on January 18, 2022. The monthly ordinary dividend paid in January 2022 represents a 2.5% increase to the Company's ordinary dividend, equating to an annualized dividend of $3.73 per share of common stock;
•A special dividend with a value of $2.4392 per share, which was paid on January 18, 2022 in the form of common stock of the Company. To mitigate the dilutive impact of the stock issued for the special dividend, the board of directors also authorized a reverse stock split, which was effective on January 21, 2022. The split ratio for the reverse stock split was 1.03060-for-1; and
•Quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period October 15, 2021 through and including January 14, 2022, which was paid on January 18, 2022 and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, January 27, 2022, at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.” The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using conference ID 8436426.
A replay of the call will be available for 7 days after the call by dialing (855) 859-2056 using conference ID 8436426. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”

Supplemental Information	7	Fourth Quarter 2021

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2021		9/30/2021	6/30/2021	3/31/2021	12/31/2020

Earnings Per Share
Net (loss) income available to common stockholders (EPS) - diluted (1)	$(0.82)		$5.91	$1.56	$(0.12)	$2.48
Funds from operations (FFO) available to common stockholders - diluted (1)	$1.55		$1.83	$1.64	$1.78	$1.63
Funds from operations (FFO) available to common stockholders - pro forma (2)	$1.52		$1.78	$1.60	$1.73	$1.56

Common Share Price & Dividends
Closing price at the end of the period (1)	$73.89		$73.01	$82.45	$72.13	$63.19
Closing high price during period (1)	$79.87		$84.22	$87.78	$80.14	$67.78
Closing low price during period (1)	$69.66		$69.29	$71.65	$59.91	$44.18
Annual dividend per common share	$3.73		$3.64	$3.64	$3.64	$3.64

FFO payout ratio (trailing 12 months)	55.1%		54.6%	54.5%	53.3%	50.3%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	69.7%		67.0%	63.4%	59.5%	62.0%

Common Shares & Units
Common shares outstanding (1)	64,105		64,880	65,864	67,294	66,474
Units outstanding	3,782		3,888	3,808	4,156	3,939
Total common shares and units outstanding	67,887		68,768	69,672	71,450	70,413

Weighted average common shares and units outstanding - basic (1)	68,109		68,690	71,024	71,109	71,992
Weighted average common shares and units outstanding - diluted (1)	69,935		69,496	71,672	72,004	73,058
Weighted average common shares and units outstanding - pro forma (2)	71,252		71,487	73,727	74,070	76,575

Market Capitalization
Market value of common equity	$5,016,170		$5,020,752	$5,744,456	$5,153,689	$4,449,397
Liquidation value of preferred equity/units	426,075		428,503	428,503	428,503	432,169
Consolidated debt	4,075,375	(3)	4,149,894	4,725,996	5,349,310	4,963,249
Consolidated market capitalization	$9,517,620		$9,599,149	$10,898,955	$10,931,502	$9,844,815
SLG share of unconsolidated JV debt	5,770,912		5,789,668	5,558,666	4,422,585	4,672,371
Market capitalization including SLG share of unconsolidated JVs	$15,288,532		$15,388,817	$16,457,621	$15,354,087	$14,517,186

Consolidated debt service coverage (trailing 12 months)	3.76x		3.67x	3.60x	3.61x	3.54x
Consolidated fixed charge coverage (trailing 12 months)	2.89x		2.86x	2.83x	2.85x	2.82x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.31x		2.34x	2.37x	2.41x	2.41x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.96x		1.99x	2.01x	2.04x	2.06x

(1) During the first quarter of 2022, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The share-related data has been retroactively adjusted to reflect the reverse stock split.
(2) During the first quarter of 2022, the Company completed a reverse stock split and a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be retroactively adjusted for all periods presented to reflect the reverse stock split. However, GAAP requires shares issued pursuant to the special dividend be included in diluted weighted average common shares outstanding only from the date on which the special dividend was declared. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding, which includes the shares issued pursuant to the special dividend from the beginning of the 2021 reporting periods.
(3) Includes $34.5 million of debt related to 1080 Amsterdam Avenue, which is held for sale as of December 31, 2021.

Supplemental Information	8	Fourth Quarter 2021

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2021		9/30/2021	6/30/2021	3/31/2021	12/31/2020

Selected Balance Sheet Data
Real estate assets before depreciation	$7,813,041	(1)	$7,492,810	$7,664,414	$7,830,574	$7,355,079
Investments in unconsolidated joint ventures	$2,997,934		$3,028,084	$3,209,151	$3,698,701	$3,823,322
Debt and preferred equity investments	$1,088,723		$1,052,110	$1,072,711	$1,097,202	$1,076,542
Cash and cash equivalents	$251,417		$257,941	$218,337	$304,999	$266,059
Investment in marketable securities	$34,752		$34,428	$32,339	$23,784	$28,570

Total assets	$11,066,629		$10,855,859	$11,166,164	$12,044,045	$11,707,567

Fixed rate & hedged debt	$3,274,324		$3,577,313	$3,930,094	$3,932,789	$3,135,572
Variable rate debt	801,051	(2)	572,581	795,902	1,416,521	1,827,677
Total consolidated debt	$4,075,375		$4,149,894	$4,725,996	$5,349,310	$4,963,249
Deferred financing costs, net of amortization	(23,808)		(15,004)	(26,820)	(30,558)	(34,521)
Total consolidated debt, net	$4,051,567		$4,134,890	$4,699,176	$5,318,752	$4,928,728

Total liabilities	$5,748,049		$5,212,404	$5,798,703	$6,535,798	$6,211,341

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$7,586,309		$7,892,032	$8,287,100	$6,155,058	$5,632,531
Variable rate debt, including SLG share of unconsolidated JV debt	2,259,978	(2)	2,047,530	1,997,562	3,616,837	4,003,089
Total debt, including SLG share of unconsolidated JV debt	$9,846,287		$9,939,562	$10,284,662	$9,771,895	$9,635,620

Selected Operating Data
Property operating revenues	$150,113		$155,363	$184,611	$188,089	$190,391
Property operating expenses	(78,370)		(79,380)	(94,358)	(94,434)	(93,909)
Property NOI	$71,743		$75,983	$90,253	$93,655	$96,482
SLG share of unconsolidated JV Property NOI	94,902		90,507	85,492	86,483	78,378
Property NOI, including SLG share of unconsolidated JV Property NOI	$166,645		$166,490	$175,745	$180,138	$174,860
Investment income	20,888		20,072	20,107	19,273	18,699
Other income	23,580		29,766	13,389	18,740	25,808
Marketing general & administrative expenses	(26,486)		(23,477)	(22,064)	(22,885)	(25,144)
SLG share of investment income and other income from unconsolidated JVs	2,570		2,294	1,163	2,642	2,041
Income taxes	1,285		(6)	795	708	(859)
Transaction costs, including SLG share of unconsolidated JVs	(3,558)		(190)	(3)	(22)	(20)
Loan loss and other investment reserves, net of recoveries	(2,931)		—	—	—	(8,280)
Loss on early extinguishment of debt	(1,551)		—	—	—	—
EBITDAre	$180,442		$194,949	$189,132	$198,594	$187,105

(1) Includes $162.1 million attributable to 1080 Amsterdam Avenue and 707 Eleventh Avenue, which were held for sale as of December 31, 2021.
(2) Does not reflect $295.0 million of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	Fourth Quarter 2021

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020

Selected Operating Data
Property operating revenues	$144,645	$150,476	$178,877	$183,701	$184,227
Property operating expenses	70,749	72,513	84,307	87,056	87,966
Property NOI	$73,896	$77,963	$94,570	$96,645	$96,261

Other income - consolidated	$5,679	$14,656	$2,700	$11,748	$2,575

SLG share of property NOI from unconsolidated JVs	$94,886	$90,510	$85,491	$86,483	$78,379

Office Portfolio Statistics (Manhattan Operating Properties )
Consolidated office buildings in service	12	14	16	18	18
Unconsolidated office buildings in service	10	10	9	9	11
	22	24	25	27	29

Consolidated office buildings in service - square footage	8,180,345	8,499,045	10,259,345	10,526,345	10,681,045
Unconsolidated office buildings in service - square footage	12,004,183	12,004,183	10,869,183	10,869,183	11,841,483
	20,184,528	20,503,228	21,128,528	21,395,528	22,522,528

Same-Store office occupancy (consolidated + JVs)	92.1%	92.7%	93.4%	93.7%	93.6%
Same-Store office occupancy inclusive of leases signed not yet commenced	93.0%	93.2%	93.7%	94.2%	94.4%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	21	16	17	21	16
Renewal leases commenced	9	14	13	7	12
Total office leases commenced	30	30	30	28	28

Commenced office square footage filling vacancy	71,340	44,692	45,922	216,182	42,262
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	112,257	149,421	199,341	292,625	473,133
Total office square footage commenced	183,597	194,113	245,263	508,807	515,395

Average starting cash rent psf - office leases commenced	$69.55	$64.93	$77.42	$56.64	$61.66
Previous escalated cash rent psf - office leases commenced (3)	$77.65	$67.18	$78.90	$60.33	$63.08
Decrease in new cash rent over previously escalated cash rent (2) (3)	(10.4)%	(3.3)%	(1.9)%	(6.1)%	(2.3)%
Average lease term	5.5	5.4	5.1	8.1	8.0
Tenant concession packages psf	$24.98	$15.47	$20.99	$70.04	$48.13
Free rent months	3.7	4.2	4.3	6.0	5.5

(1) Property data for in-service buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	Fourth Quarter 2021

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2021		9/30/2021	6/30/2021	3/31/2021	12/31/2020
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,350,701		$1,489,101	$1,403,399	$1,445,199	$1,315,832
Building and improvements	3,671,402		3,828,052	4,088,659	4,096,930	4,168,193
Building leasehold and improvements	1,645,081		1,649,796	1,642,595	1,730,418	1,448,134
Right of use asset - financing leases	—		27,445	27,445	55,711	55,711
Right of use asset - operating leases	983,723		498,416	502,316	502,316	367,209
	7,650,907		7,492,810	7,664,414	7,830,574	7,355,079
Less: accumulated depreciation	(1,896,199)		(1,904,465)	(2,008,438)	(2,004,945)	(1,956,077)
Net real estate	5,754,708		5,588,345	5,655,976	5,825,629	5,399,002

Other real estate investments:
Investment in unconsolidated joint ventures	2,997,934		3,028,084	3,209,151	3,698,701	3,823,322
Debt and preferred equity investments, net	1,088,723		1,052,110	1,072,711	1,097,202	1,076,542

Assets held for sale, net	140,855	(1)	—	—	—	—
Cash and cash equivalents	251,417		257,941	218,337	304,999	266,059
Restricted cash	85,567		87,992	98,164	96,608	106,736
Investment in marketable securities	34,752		34,428	32,339	23,784	28,570
Tenant and other receivables	47,616		44,964	40,147	42,505	44,507
Related party receivables	29,408		35,674	36,430	34,310	34,657
Deferred rents receivable	248,313		254,277	304,140	304,420	302,791
Deferred costs, net	124,495		124,637	161,962	170,252	177,168
Other assets	262,841		347,407	336,807	445,635	448,213

Total Assets	$11,066,629		$10,855,859	$11,166,164	$12,044,045	$11,707,567

(1) Includes 1080 Amsterdam Avenue and 707 Eleventh Avenue.

Supplemental Information	11	Fourth Quarter 2021

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2021		9/30/2021	6/30/2021	3/31/2021	12/31/2020
Liabilities
Mortgages and other loans payable	$1,399,923		$1,428,734	$1,874,592	$1,867,663	$2,001,361
Unsecured term loans	1,250,000		1,500,000	1,500,000	1,500,000	1,500,000
Unsecured notes	900,915		901,160	1,251,404	1,251,647	1,251,888
Revolving credit facility	390,000		220,000	—	630,000	110,000
Deferred financing costs	(23,808)		(15,004)	(26,820)	(30,558)	(34,521)
Total debt, net of deferred financing costs	3,917,030		4,034,890	4,599,176	5,218,752	4,828,728
Accrued interest	12,698		20,777	13,771	22,796	14,825
Accounts payable and accrued expenses	157,571		137,946	126,929	120,015	151,309
Deferred revenue	107,275		120,567	114,536	119,215	118,572
Lease liability - financing leases	102,914		125,168	124,808	152,622	152,521
Lease liability - operating leases	851,370		437,357	443,313	455,385	339,458
Dividends and distributions payable	187,372		23,958	24,407	24,924	149,294
Security deposits	52,309		54,366	54,797	54,181	53,836
Liabilities related to assets held for sale	64,120	(1)	—	—	—	—
Junior subordinated deferrable interest debentures	100,000		100,000	100,000	100,000	100,000
Other liabilities	195,390		157,375	196,966	267,908	302,798
Total liabilities	5,748,049		5,212,404	5,798,703	6,535,798	6,211,341

Noncontrolling interest in operating partnership
(3,782 units outstanding) at 12/31/2021	344,252		362,737	355,201	374,124	358,262
Preferred units	196,075		198,503	198,503	198,503	202,169

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932		221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 65,166
issued and outstanding at 12/31/2021, including 1,061 shares held in treasury	672		680	690	705	716
Additional paid–in capital	3,739,409		3,774,119	3,823,290	3,913,258	3,862,949
Treasury stock	(126,160)		(126,160)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive loss	(46,758)		(60,597)	(66,863)	(18,897)	(67,247)
Retained earnings	975,781		1,258,232	934,132	918,077	1,015,462
Total SL Green Realty Corp. stockholders' equity	4,764,876		5,068,206	4,789,132	4,911,026	4,909,763

Noncontrolling interest in other partnerships	13,377		14,009	24,625	24,594	26,032

Total equity	4,778,253		5,082,215	4,813,757	4,935,620	4,935,795

Total Liabilities and Equity	$11,066,629		$10,855,859	$11,166,164	$12,044,045	$11,707,567

(1) Includes 1080 Amsterdam Avenue.

Supplemental Information	12	Fourth Quarter 2021

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2021	2020	2021	2021	2020
Revenues
Rental revenue, net	$135,205	$165,243	$142,703	$604,634	$708,383
Escalation and reimbursement revenues	14,908	25,148	12,660	73,542	96,040
Investment income	20,888	18,699	20,072	80,340	120,163
Other income	23,580	25,808	29,766	85,475	128,158
Total Revenues, net	194,581	234,898	205,201	843,991	1,052,744

Loss on early extinguishment of debt	(1,551)	—	—	(1,551)	—

Expenses
Operating expenses	40,302	42,527	40,684	167,153	183,200
Operating lease rent	6,551	6,872	6,557	26,554	29,043
Real estate taxes	31,517	44,510	32,139	152,835	176,315
Loan loss and other investment reserves, net of recoveries	2,931	8,280	—	2,931	35,298
Transaction related costs	3,558	20	190	3,773	503
Marketing, general and administrative	26,486	25,144	23,477	94,912	91,826
Total Operating Expenses	111,345	127,353	103,047	448,158	516,185

Equity in net income (loss) from unconsolidated joint ventures	(24,081)	(9,750)	(15,487)	(55,402)	(25,195)

Operating Income	57,604	97,795	86,667	338,880	511,364

Interest expense, net of interest income	13,736	25,579	14,807	70,891	116,679
Amortization of deferred financing costs	1,919	3,482	2,345	11,424	11,794
Depreciation and amortization	47,335	56,932	49,277	216,869	313,668

Income from Continuing Operations (1)	(5,386)	11,802	20,238	39,696	69,223

Gain on sale of real estate and discontinued operations	2,079	51,882	187,766	287,417	215,506
Equity in net (loss) gain on sale of joint venture interest / real estate	(27,319)	2,961	(1,280)	(32,757)	2,961
Purchase price and other fair value adjustments	543	187,522	208,810	210,070	187,522
Depreciable real estate reserves	(18,098)	(53,827)	—	(23,794)	(60,454)
Net (Loss) Income	(48,181)	200,340	415,534	480,632	414,758

Net loss (income) attributable to noncontrolling interests	2,462	(23,738)	(21,768)	(23,573)	(34,956)
Dividends on preferred units	(1,813)	(1,864)	(1,823)	(7,305)	(8,747)

Net (Loss) Income Attributable to SL Green Realty Corp	(47,532)	174,738	391,943	449,754	371,055

Dividends on perpetual preferred shares	(3,737)	(3,737)	(3,738)	(14,950)	(14,950)

Net (Loss) Income Attributable to Common Stockholders	$(51,269)	$171,001	$388,205	$434,804	$356,105

Earnings per share - Net (loss) income per share (basic) (2)	$(0.82)	$2.50	$5.95	$6.57	$5.03
Earnings per share - Net (loss) income per share (diluted) (2)	$(0.82)	$2.48	$5.91	$6.50	$5.01

(1) Before gain on sale, equity in net (loss) gain, purchase price and other fair value adjustments and depreciable real estate reserves shown below.
(2) During the first quarter of 2022, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The basic and diluted Earnings per share have been retroactively adjusted to reflect the reverse stock split.

Supplemental Information	13	Fourth Quarter 2021

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2021	2020	2021	2021	2020
Funds from Operations
Net (Loss) Income Attributable to Common Stockholders	$(51,269)	$171,001	$388,205	$434,804	$356,105

Depreciation and amortization	47,335	56,932	49,277	216,869	313,668
Joint ventures depreciation and noncontrolling interests adjustments	72,167	56,560	61,733	249,087	205,869
Net (loss) income attributable to noncontrolling interests	(2,462)	23,738	21,768	23,573	34,956
Gain on sale of real estate and discontinued operations	(2,079)	(51,882)	(187,766)	(287,417)	(215,506)
Equity in net loss (gain) on sale of joint venture property / real estate	27,319	(2,961)	1,280	32,757	(2,961)
Purchase price and other fair value adjustments	—	(187,522)	(206,779)	(209,443)	(187,522)
Depreciable real estate reserves	18,098	53,827	—	23,794	60,454
Non-real estate depreciation and amortization	(837)	(541)	(754)	(2,790)	(2,338)
Funds From Operations	$108,272	$119,152	$126,964	$481,234	$562,725

Funds From Operations - Basic per Share (1)	$1.58	$1.65	$1.84	$6.88	$7.53

Funds From Operations - Diluted per Share (1)	$1.55	$1.63	$1.83	$6.80	$7.50

Funds From Operations - Pro forma per Share (2)	$1.52	$1.56	$1.78	$6.63	$7.11

Funds Available for Distribution
FFO	$108,272	$119,152	$126,964	$481,234	$562,725

Non real estate depreciation and amortization	837	541	754	2,790	2,338
Amortization of deferred financing costs	1,919	3,482	2,345	11,424	11,794
Non-cash deferred compensation	18,585	12,256	11,549	54,175	43,199
FAD adjustment for joint ventures	(30,439)	(18,800)	(23,968)	(94,506)	(54,528)
Straight-line rental income and other non-cash adjustments	(856)	6,513	(2,788)	(12,159)	(23,195)
Second cycle tenant improvements	(10,568)	(14,927)	(6,106)	(28,350)	(53,730)
Second cycle leasing commissions	(2,276)	(4,274)	(2,204)	(7,872)	(10,230)
Revenue enhancing recurring CAPEX	(1,050)	(53)	(420)	(2,503)	(610)
Non-revenue enhancing recurring CAPEX	(10,546)	(9,460)	(5,402)	(23,523)	(22,596)
Reported Funds Available for Distribution	$73,878	$94,430	$100,724	$380,710	$455,167

First cycle tenant improvements	$99	$6,694	$12	$1,465	$12,472
First cycle leasing commissions	$160	$4,428	$174	$484	$6,409
Development costs	$47,846	$36,891	$36,749	$136,246	$87,659
Redevelopment costs	$10,424	$99,874	$3,276	$19,736	$222,831
Capitalized interest	$19,970	$17,638	$20,141	$78,365	$75,166

(1) During the first quarter of 2022, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The basic and diluted FFO per share numbers have been retroactively adjusted to reflect the impact of the reverse stock split.
(2) During the first quarter of 2022, the Company completed a reverse stock split and a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be retroactively adjusted for all periods presented to reflect the reverse stock split. However, GAAP requires shares issued pursuant to the special dividend be included in diluted weighted average common shares outstanding only from the date on which the special dividend was declared. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding, which includes the shares issued pursuant to the special dividend from the beginning of the 2021 reporting periods.

Supplemental Information	14	Fourth Quarter 2021

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	Total

Balance at December 31, 2020	$221,932	$716	$3,862,949	$(124,049)	$1,015,462	$26,032	$(67,247)	$4,935,795

Net income					449,754	(1,885)		447,869
Preferred dividends					(14,950)			(14,950)
Dividends declared ($6.0866 per common share)					(410,373)			(410,373)
Distributions to noncontrolling interests						(6,631)		(6,631)
Issuance of stock dividend and reverse stock split			123,529	(2,111)	2,111			123,529
Other comprehensive income - unrealized gain on derivative instruments							31,534	31,534
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(11,141)	(11,141)
Other comprehensive income - unrealized gain on marketable securities							96	96
Proceeds from stock options exercised			818					818
DRSPP proceeds			738					738
Repurchases of common stock		(46)	(281,206)		(56,372)			(337,624)
Contributions to consolidated joint ventures						337		337
Sale of interest in partially owned entity						(4,476)		(4,476)
Reallocation of noncontrolling interests in the Operating Partnership					(9,851)			(9,851)
Deferred compensation plan and stock awards, net		2	32,581					32,583
Balance at December 31, 2021	$221,932	$672	$3,739,409	$(126,160)	$975,781	$13,377	$(46,758)	$4,778,253

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2020 (1)	66,474,022	3,938,823	—	70,412,845

YTD share activity	(2,368,746)	(157,258)	—	(2,526,004)
Share Count at December 31, 2021	64,105,276	3,781,565	—	67,886,841

Weighting factor	2,201,087	205,395	475,460	2,881,942
Weighted Average Share Count at December 31, 2021 - Diluted	66,306,363	3,986,960	475,460	70,768,783

Pro forma adjustment (2)	1,794,636	—	—	1,794,636
Weighted Average Share Count at December 31, 2021 - Pro forma (2)	68,100,999	3,986,960	475,460	72,563,419

(1) During the first quarter of 2022, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The common shares outstanding have been retroactively adjusted to reflect the reverse stock split.
(2) During the first quarter of 2022, the Company completed a reverse stock split and a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be retroactively adjusted for all periods presented to reflect the reverse stock split. However, GAAP requires shares issued pursuant to the special dividend be included in diluted weighted average common shares outstanding only from the date on which the special dividend was declared. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding, which includes the shares issued pursuant to the special dividend from the beginning of the 2021 reporting periods.

Supplemental Information	15	Fourth Quarter 2021

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	December 31, 2021		September 30, 2021		December 31, 2020

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,691,322	$1,856,135	$3,691,322	$1,899,522	$4,487,855	$2,248,837
Building and improvements	11,557,104	5,969,966	11,429,011	6,071,712	12,019,429	6,208,316
Building leasehold and improvements	435,832	208,441	434,512	208,177	430,881	207,451
Right of use asset - financing leases	740,832	345,489	740,832	345,489	740,832	345,489
Right of use asset - operating leases	231,553	115,776	231,553	115,776	246,949	131,172
	16,656,643	8,495,807	16,527,230	8,640,676	17,925,946	9,141,265
Less: accumulated depreciation	(1,892,769)	(912,999)	(1,806,507)	(864,740)	(1,782,066)	(823,829)
Net real estate	14,763,874	7,582,808	14,720,723	7,775,936	16,143,880	8,317,436

Cash and cash equivalents	284,188	132,144	247,853	118,094	244,295	122,150
Restricted cash	484,321	313,408	543,849	358,953	112,781	58,766
Tenant and other receivables	41,908	20,088	39,069	13,966	41,752	15,237
Deferred rents receivable	491,547	262,683	467,060	244,577	362,131	176,410
Deferred costs, net	270,672	158,628	264,877	155,585	221,761	125,669
Other assets	1,505,358	698,341	1,575,606	735,914	1,779,851	829,679
Total Assets	$17,841,868	$9,168,100	$17,859,037	$9,403,025	$18,906,451	$9,645,347

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $10,517 at 12/31/2021, of which $70,076 is SLG share	$11,085,876	$5,700,836	$11,023,009	$5,708,696	$9,749,204	$4,618,052
Accrued interest	28,673	12,349	27,841	12,085	26,829	10,570
Accounts payable and accrued expenses	222,450	99,200	170,436	75,005	286,454	146,477
Deferred revenue	1,158,242	521,308	1,216,079	545,643	1,341,571	593,795
Lease liability - financing leases	744,432	346,680	744,220	346,678	743,540	346,647
Lease liability - operating leases	236,163	118,081	238,089	119,045	259,024	137,200
Security deposits	26,301	12,680	23,632	11,801	25,122	10,865
Other liabilities	75,074	52,173	86,392	59,800	125,701	86,531
Equity	4,264,657	2,304,793	4,329,339	2,524,272	6,349,006	3,695,210
Total Liabilities and Equity	$17,841,868	$9,168,100	$17,859,037	$9,403,025	$18,906,451	$9,645,347

Supplemental Information	16	Fourth Quarter 2021

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	December 31, 2021		September 30, 2021		December 31, 2020

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$271,604	$133,121	$268,300	$130,025	$241,298	$113,658
Escalation and reimbursement revenues	46,117	24,109	39,868	18,612	39,228	18,455
Investment income	1,242	309	1,242	310	860	215
Other income	4,384	2,261	4,878	1,984	4,864	1,826
Total Revenues, net	323,347	159,800	314,288	150,931	286,250	134,154

Gain (loss) on early extinguishment of debt	467	317	(1,158)	(748)	(194)	(97)

Expenses
Operating expenses	60,532	30,962	54,157	27,078	48,623	23,087
Operating lease rent	5,645	2,825	5,644	2,824	5,187	2,611
Real estate taxes	58,130	28,541	58,367	28,228	59,067	28,037
Total Operating Expenses	124,307	62,328	118,168	58,130	112,877	53,735

Operating Income	199,507	97,789	194,962	92,053	173,179	80,322

Interest expense, net of interest income	94,322	44,460	90,710	41,865	79,815	34,413
Amortization of deferred financing costs	7,174	3,101	10,661	4,766	5,230	2,125
Depreciation and amortization	132,758	69,868	119,537	60,111	107,134	52,768
Net Loss	(34,747)	(19,640)	(25,946)	(14,689)	(19,000)	(8,984)

Real estate depreciation	132,750	69,867	119,530	60,111	106,842	52,712
FFO Contribution	$98,003	$50,227	$93,584	$45,422	$87,842	$43,728

FAD Adjustments:
Non real estate depreciation and amortization	$8	$1	$7	$—	$292	$56
Amortization of deferred financing costs	7,174	3,101	10,661	4,766	5,230	2,125
Straight-line rental income and other non-cash adjustments	(36,237)	(22,692)	(36,785)	(21,007)	(18,667)	(9,764)
Second cycle tenant improvement	(6,063)	(3,099)	(2,325)	(1,144)	(10,864)	(5,622)
Second cycle leasing commissions	(6,468)	(3,204)	(9,205)	(4,570)	(2,134)	(1,169)
Revenue enhancing recurring CAPEX	(353)	(60)	(220)	(23)	(894)	(324)
Non-revenue enhancing recurring CAPEX	(8,128)	(4,486)	(3,632)	(1,990)	(7,379)	(4,102)
Total FAD Adjustments	$(50,067)	$(30,439)	$(41,499)	$(23,968)	$(34,416)	$(18,800)

First cycle tenant improvement	$1,412	$715	$105	$49	$3,586	$1,003
First cycle leasing commissions	$770	$219	$1,238	$449	$1,216	$1,174
Development costs	$121,295	$69,351	$85,200	$54,619	$149,484	$97,676
Redevelopment costs	$4,212	$2,104	$1,165	$608	$1,748	$831
Capitalized interest	$8,550	$3,362	$11,044	$6,156	$9,994	$6,549

Supplemental Information	17	Fourth Quarter 2021

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Twelve Months Ended		Twelve Months Ended
	December 31, 2021		December 31, 2020

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$1,038,749	$495,076	$956,828	$436,360
Escalation and reimbursement revenues	164,774	76,955	151,243	70,523
Investment income	4,927	1,229	4,612	1,146
Other income	19,914	7,440	20,534	10,566
Total Revenues, net	1,228,364	580,700	1,133,217	518,595

Loss on early extinguishment of debt	(2,017)	(1,372)	(194)	(97)

Expenses
Operating expenses	203,332	97,598	180,201	81,464
Operating lease rent	22,576	11,297	24,134	11,904
Real estate taxes	225,104	105,752	220,633	102,056
Total Operating Expenses	451,012	214,647	424,968	195,424

Operating Income	775,335	364,681	708,055	323,074

Interest expense, net of interest income	342,910	154,026	325,500	137,032
Amortization of deferred financing costs	31,423	14,297	20,427	7,737
Depreciation and amortization	484,130	243,791	407,834	194,393
Net Loss	(83,128)	(47,433)	(45,706)	(16,088)

Real estate depreciation	483,587	243,686	406,681	194,167
FFO Contribution	$400,459	$196,253	$360,975	$178,079

FAD Adjustments:
Non real estate depreciation and amortization	$543	$105	$1,153	$226
Amortization of deferred financing costs	31,423	14,297	20,427	7,737
Straight-line rental income and other non-cash adjustments	(136,543)	(82,198)	(64,066)	(34,983)
Second cycle tenant improvement	(13,510)	(6,912)	(25,922)	(13,218)
Second cycle leasing commissions	(21,756)	(11,323)	(10,658)	(5,607)
Revenue enhancing recurring CAPEX	(879)	(410)	(3,292)	(1,095)
Non-revenue enhancing recurring CAPEX	(14,681)	(8,065)	(13,196)	(7,588)
Total FAD Adjustments	$(155,403)	$(94,506)	$(95,554)	$(54,528)

First cycle tenant improvement	$4,617	$2,164	$22,202	$8,644
First cycle leasing commissions	$2,062	$682	$1,532	$1,317
Development costs	$448,412	$275,822	$516,481	$355,101
Redevelopment costs	$11,017	$5,545	$4,358	$2,095
Capitalized interest	$40,124	$22,393	$35,635	$24,510

Supplemental Information	18	Fourth Quarter 2021

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2021	2020	2021	2021	2020

Net Operating Income (1)	$78,632	$102,924	$84,792	$360,853	$434,538
SLG share of NOI from unconsolidated JVs	95,976	79,472	91,632	362,014	315,930
NOI, including SLG share of unconsolidated JVs	174,608	182,396	176,424	722,867	750,468
Partners' share of NOI - consolidated JVs	(12)	(446)	54	271	(2,699)
NOI - SLG share	$174,596	$181,950	$176,478	$723,138	$747,769

NOI, including SLG share of unconsolidated JVs	$174,608	$182,396	$176,424	$722,867	$750,468
Free rent (net of amortization)	(11,777)	(8,221)	(9,608)	(47,039)	(22,655)
Amortization of acquired above and below-market leases, net	(4,639)	(3,588)	(4,600)	(14,581)	(18,625)
Straight-line revenue adjustment	(6,551)	(3,562)	(8,454)	(26,618)	(20,695)
Straight-line tenant credit loss	846	(512)	268	50	10,698
Operating lease straight-line adjustment	463	704	476	1,893	3,183
Cash NOI, including SLG share of unconsolidated JVs	152,950	167,217	154,506	636,572	702,374
Partners' share of cash NOI - consolidated JVs	(15)	(269)	51	258	(1,968)
Cash NOI - SLG share	$152,935	$166,948	$154,557	$636,830	$700,406

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended December 31, 2021		Twelve Months Ended December 31, 2021

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$135,031	$129,162	$574,837	$530,666
Retail Operating Properties	7,639	7,857	29,480	28,716
Residential Operating Properties	777	817	525	747
Suburban Operating Properties	1,771	1,881	8,698	8,683
Development/Redevelopment	24,463	8,343	82,002	40,256
Total Operating and Development	169,681	148,060	695,542	609,068
Property Dispositions (2)	1,697	1,658	18,298	18,498
Other (3)	3,218	3,217	9,298	9,264
Total	$174,596	$152,935	$723,138	$636,830

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	19	Fourth Quarter 2021

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2021	2020	%	2021	2021	2020	%
Revenues
Rental revenue, net	$119,173	$123,029	(3.1)%	$119,628	$480,774	$500,959	(4.0)%
Escalation & reimbursement revenues	12,273	15,978	(23.2)%	11,252	52,457	63,541	(17.4)%
Other income	706	1,465	(51.8)%	2,037	3,924	12,973	(69.8)%
Total Revenues	$132,152	$140,472	(5.9)%	$132,917	$537,155	$577,473	(7.0)%

Expenses
Operating expenses	$32,078	$27,716	15.7%	$30,493	$116,148	$116,509	(0.3)%
Operating lease rent	6,225	5,340	16.6%	6,225	24,900	25,268	(1.5)%
Real estate taxes	28,105	33,399	(15.9)%	27,772	122,023	129,490	(5.8)%
Total Operating Expenses	$66,408	$66,455	(0.1)%	$64,490	$263,071	$271,267	(3.0)%

Operating Income	$65,744	$74,017	(11.2)%	$68,427	$274,084	$306,206	(10.5)%

Interest expense & amortization of financing costs	$12,822	$13,211	(2.9)%	$12,858	$51,656	$52,745	(2.1)%
Depreciation & amortization	38,487	40,205	(4.3)%	39,349	157,224	169,887	(7.5)%

Income before noncontrolling interest	$14,435	$20,601	(29.9)%	$16,220	$65,204	$83,574	(22.0)%
Real estate depreciation & amortization	38,485	40,187	(4.2)%	39,341	157,179	169,817	(7.4)%
FFO Contribution	$52,920	$60,788	(12.9)%	$55,561	$222,383	$253,391	(12.2)%

Non–building revenue	(62)	(1,460)	(95.8)%	(171)	(302)	(2,157)	(86.0)%

Interest expense & amortization of financing costs	12,822	13,211	(2.9)%	12,858	51,656	52,745	(2.1)%
Non-real estate depreciation	2	18	(88.9)%	8	45	70	(35.7)%
NOI	$65,682	$72,557	(9.5)%	$68,256	$273,782	$304,049	(10.0)%

Cash Adjustments
Free rent (net of amortization)	$(1,338)	$(4,676)	(71.4)%	$(2,395)	$(10,111)	$(15,599)	(35.2)%
Straight-line revenue adjustment	858	834	2.9%	992	3,686	3,159	16.7%
Amortization of acquired above and below-market leases, net	(100)	(553)	(81.9)%	(100)	(395)	(3,611)	(89.1)%
Operating lease straight-line adjustment	245	245	—%	245	978	1,022	(4.3)%
Straight-line tenant credit loss	(152)	(67)	126.9%	93	(662)	5,364	(112.3)%
Cash NOI	$65,195	$68,340	(4.6)%	$67,091	$267,278	$294,384	(9.2)%

Lease termination income	(636)	2	(31,900.0)%	(1,856)	(3,592)	(10,783)	(66.7)%
Cash NOI excluding lease termination income	$64,559	$68,342	(5.5)%	$65,235	$263,686	$283,601	(7.0)%

Operating Margins
NOI to real estate revenue, net	49.7%	52.2%		51.4%	51.0%	52.8%
Cash NOI to real estate revenue, net	49.4%	49.2%		50.5%	49.8%	51.2%

NOI before operating lease rent/real estate revenue, net	54.4%	56.0%		56.1%	55.6%	57.2%
Cash NOI before operating lease rent/real estate revenue, net	53.9%	52.8%		55.0%	54.2%	55.4%

Supplemental Information	20	Fourth Quarter 2021

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2021	2020	%	2021	2021	2020	%
Revenues
Rental revenue, net	$104,028	$100,247	3.8%	$107,816	$421,072	$397,603	5.9%
Escalation & reimbursement revenues	16,241	16,460	(1.3)%	16,491	66,904	66,845	0.1%
Other income	1,192	594	100.7%	1,369	4,432	4,437	(0.1)%
Total Revenues	$121,461	$117,301	3.5%	$125,676	$492,408	$468,885	5.0%

Expenses
Operating expenses	$19,843	$17,576	12.9%	$19,283	$72,962	$68,710	6.2%
Operating lease rent	2,825	2,264	24.8%	2,824	11,297	10,815	4.5%
Real estate taxes	21,921	24,127	(9.1)%	22,641	92,592	93,154	(0.6)%
Total Operating Expenses	$44,589	$43,967	1.4%	$44,748	$176,851	$172,679	2.4%

Operating Income	$76,872	$73,334	4.8%	$80,928	$315,557	$296,206	6.5%

Interest expense & amortization of financing costs	$33,523	$33,228	0.9%	$29,584	$132,774	$138,262	(4.0)%
Depreciation & amortization	46,718	43,370	7.7%	46,756	189,843	172,671	9.9%

(Loss) income before noncontrolling interest	$(3,369)	$(3,264)	3.2%	$4,588	$(7,060)	$(14,727)	(52.1)%
Real estate depreciation & amortization	46,718	43,370	7.7%	46,756	189,841	172,670	9.9%
FFO Contribution	$43,349	$40,106	8.1%	$51,344	$182,781	$157,943	15.7%

Non–building revenue	1,024	(169)	(705.9)%	(199)	(760)	(3,811)	(80.1)%

Interest expense & amortization of financing costs	33,523	33,228	0.9%	29,584	132,774	138,262	(4.0)%
Non-real estate depreciation	—	—	—%	—	2	1	100.0%
NOI	$77,896	$73,165	6.5%	$80,729	$314,797	$292,395	7.7%

Cash Adjustments
Free rent (net of amortization)	$1,534	$(1,860)	(182.5)%	$2,923	$3,035	$(3,998)	(175.9)%
Straight-line revenue adjustment	(2,323)	(3,947)	(41.1)%	(5,234)	(16,331)	(19,462)	(16.1)%
Amortization of acquired above and below-market leases, net	(4,762)	(4,064)	17.2%	(4,876)	(18,772)	(15,500)	21.1%
Operating lease straight-line adjustment	219	232	(5.6)%	232	916	1,058	(13.4)%
Straight-line tenant credit loss	486	98	395.9%	179	874	3,270	(73.3)%
Cash NOI	$73,050	$63,624	14.8%	$73,953	$284,519	$257,763	10.4%

Lease termination income	(2,209)	(403)	448.1%	(1,217)	(3,680)	(590)	523.7%
Cash NOI excluding lease termination income	$70,841	$63,221	12.1%	$72,736	$280,839	$257,173	9.2%

Operating Margins
NOI to real estate revenue, net	63.6%	62.5%		64.3%	64.0%	62.9%
Cash NOI to real estate revenue, net	59.6%	54.3%		58.9%	57.9%	55.4%

NOI before operating lease rent/real estate revenue, net	65.9%	64.4%		66.6%	66.3%	65.2%
Cash NOI before operating lease rent/real estate revenue, net	61.8%	56.1%		61.0%	60.0%	57.5%

Supplemental Information	21	Fourth Quarter 2021

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2021	2020	%	2021	2021	2020	%
Revenues
Rental revenue, net	$119,173	$123,029	(3.1)%	$119,628	$480,774	$500,959	(4.0)%
Escalation & reimbursement revenues	12,273	15,978	(23.2)%	11,252	52,457	63,541	(17.4)%
Other income	706	1,465	(51.8)%	2,037	3,924	12,973	(69.8)%
Total Revenues	$132,152	$140,472	(5.9)%	$132,917	$537,155	$577,473	(7.0)%

Equity in Net Income (Loss) from Unconsolidated Joint Ventures (1)	$(3,369)	$(3,264)	3.2%	$4,588	$(7,060)	$(14,727)
Expenses
Operating expenses	$32,078	$27,716	15.7%	$30,493	$116,148	$116,509	(0.3)%
Operating lease rent	6,225	5,340	16.6%	6,225	24,900	25,268	(1.5)%
Real estate taxes	28,105	33,399	(15.9)%	27,772	122,023	129,490	(5.8)%
Total Operating Expenses	$66,408	$66,455	(0.1)%	$64,490	$263,071	$271,267	(3.0)%

Operating Income	$62,375	$70,753	(11.8)%	$73,015	$267,024	$291,479	(8.4)%

Interest expense & amortization of financing costs	$12,822	$13,211	(2.9)%	$12,858	$51,656	$52,745	(2.1)%
Depreciation & amortization	38,487	40,205	(4.3)%	39,349	157,224	169,887	(7.5)%

Income before noncontrolling interest	$11,066	$17,337	(36.2)%	$20,808	$58,144	$68,847	(15.5)%
Real estate depreciation & amortization	38,485	40,187	(4.2)%	39,341	157,179	169,817	(7.4)%
Joint Ventures Real estate depreciation & amortization (1)	46,718	43,370	7.7%	46,756	189,841	172,670	9.9%
FFO Contribution	$96,269	$100,894	(4.6)%	$106,905	$405,164	$411,334	(1.5)%

Non–building revenue	(62)	(1,460)	(95.8)%	(171)	(302)	(2,157)	(86.0)%
Joint Ventures Non–building revenue (1)	1,024	(169)	(705.9)%	(199)	(760)	(3,811)	(80.1)%

Interest expense & amortization of financing costs	12,822	13,211	(2.9)%	12,858	51,656	52,745	(2.1)%
Joint Ventures Interest expense & amortization of financing costs (1)	33,523	33,228	0.9%	29,584	132,774	138,262	(4.0)%
Non-real estate depreciation	2	18	(88.9)%	8	45	70	(35.7)%
Joint Ventures Non-real estate depreciation (1)	—	—	—%	—	2	1	100.0%
NOI	$143,578	$145,722	(1.5)%	$148,985	$588,579	$596,444	(1.3)%

Cash Adjustments
Non-cash adjustments	$(487)	$(4,217)	(88.5)%	$(1,165)	$(6,504)	$(9,665)	(32.7)%
Joint Ventures non-cash adjustments (1)	(4,846)	(9,541)	(49.2)%	(6,776)	(30,278)	(34,632)	(12.6)%
Cash NOI	$138,245	$131,964	4.8%	$141,044	$551,797	$552,147	(0.1)%

Lease termination income	$(636)	$2	(31,900.0)%	$(1,856)	$(3,592)	$(10,783)	(66.7)%
Joint Ventures lease termination income (1)	(2,209)	(403)	448.1%	(1,217)	(3,680)	(590)	523.7%
Cash NOI excluding lease termination income	$135,400	$131,563	2.9%	$137,971	$544,525	$540,774	0.7%

Operating Margins
NOI to real estate revenue, net	56.4%	56.9%		57.7%	57.2%	57.3%
Cash NOI to real estate revenue, net	54.3%	51.5%		54.6%	53.7%	53.1%

NOI before operating lease rent/real estate revenue, net	60.0%	59.9%		61.2%	60.7%	60.8%
Cash NOI before operating lease rent/real estate revenue, net	57.7%	54.3%		57.9%	57.0%	56.3%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	22	Fourth Quarter 2021

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

				Principal			2022	Current		Principal	As-Of	Final
			Ownership	Outstanding			Principal	Maturity		Due at	Right	Maturity
Fixed rate debt			Interest (%)	12/31/2021	Coupon (1)		Amortization	Date		Maturity	Extension	Date (2)
Secured fixed rate debt
100 Church Street			100.0	$200,212	4.68%		$2,428	Jul-22		$197,784	—	Jul-22
420 Lexington Avenue			100.0	288,660	3.99%		5,596	Oct-24		272,749	—	Oct-40
Landmark Square			100.0	100,000	4.90%		—	Jan-27		100,000	—	Jan-27
485 Lexington Avenue			100.0	450,000	4.25%		—	Feb-27		450,000	—	Feb-27
1080 Amsterdam			92.5	34,537	3.59%		730	Feb-27		30,549	—	Feb-27
				$1,073,409	4.30%		$8,754			$1,051,082
Unsecured fixed rate debt
Unsecured notes				$499,913	3.25%		$—	Oct-22		$500,000	—	Oct-22
Unsecured notes				301,002	4.50%		—	Dec-22		300,000	—	Dec-22
Term loan B (swapped)				200,000	3.84%		—	Nov-24		200,000	—	Nov-24
Unsecured notes				100,000	4.27%		—	Dec-25		100,000	—	Dec-25
Term loan A (swapped)				1,000,000	2.28%	(3)	—	May-27	(3)	1,000,000	—	May-27
Junior subordinated deferrable interest debentures (swapped)				100,000	1.46%		—	Jul-35		100,000	—	Jul-35
				$2,200,915	3.00%		$—			$2,200,000

	Total Fixed Rate Debt			$3,274,324	3.42%		$8,754			$3,251,082
Floating rate debt
Secured floating rate debt
609 Fifth Avenue (LIBOR + 295 bps)			100.0	$52,882	3.05%		$—	Mar-22		$52,882	—	Mar-25
7 Dey / 185 Broadway (LIBOR + 285 bps)			100.0	198,169	2.95%		—	Nov-22		198,169	—	Nov-23
719 Seventh Avenue (LIBOR + 120 bps)			75.0	50,000	1.45%		—	Sep-23		50,000	—	Sep-23
690 Madison (LIBOR + 100 bps)			100.0	60,000	1.60%		—	Jul-24		60,000	—	Jul-25
				$361,051	2.53%		$—			$361,051
Unsecured floating rate debt
Revolving credit facility (SOFR + 95 bps) (4)				$390,000	1.00%		$—	May-26		$390,000	May-27	May-27
Term loan A (SOFR + 105 bps) (4)				50,000	1.10%		—	May-27		50,000	—	May-27
				$440,000	1.01%		$—			$440,000

	Total Floating Rate Debt			$801,051	1.70%		$—			$801,051

	Total Debt - Consolidated			$4,075,375	3.09%		$8,754			$4,052,133

	Debt attributable to 1080 Amsterdam (Held for Sale)			(34,537)
	Deferred financing costs			(23,808)
	Total Debt - Consolidated, net			$4,017,030	3.11%

	Total Debt - Joint Venture, net			$5,700,836	3.20%

Total Debt including SLG share of unconsolidated JV Debt				$9,846,287	3.15%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt				$9,935,678	3.09%

(1) Coupon for floating rate debt determined using the effective LIBOR or SOFR rate at the end of the quarter of 0.10% and 0.05%, respectively. Coupon for loans that are subject to LIBOR or SOFR floors were determined using the LIBOR or SOFR floors.
(2) Reflects exercise of all available extension options, which may be subject to conditions.
(3) Represents a blended fixed rate inclusive of the effect of the following swaps:
Term Loan A (swapped)
Notional Value	Rate	Maturity Date
400,000,000	0.18%	Feb-23
100,000,000	1.16%	Jul-23
200,000,000	1.13%	Jul-23
150,000,000	2.70%	Jan-24
150,000,000	2.72%	Jan-26
(4) Spread includes 10 basis point Term SOFR adjustment.

Supplemental Information	23	Fourth Quarter 2021

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2022 Principal	Current		Principal	As-Of	Final
	Ownership	12/31/2021			Amortization		Maturity		Due at Maturity	Right	Maturity
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Date (2)
717 Fifth Avenue (mortgage)	10.9	$300,000	$32,748	4.45%		$—	Jul-22		$32,748	—	Jul-22
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Jul-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22		105,000	—	Oct-22
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22		32,500	—	Oct-22
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Apr-28
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Jun-23
1515 Broadway	56.9	801,845	456,001	3.93%		11,103	Mar-25		419,372	—	Mar-25
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Sep-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Feb-26
Worldwide Plaza	25.0	1,200,000	299,400	3.98%		—	Nov-27		299,400	—	Nov-27
One Vanderbilt Avenue	71.0	3,000,000	2,130,300	2.95%	(3)	—	Jul-31		2,130,300	—	Jul-31
Stonehenge Portfolio	Various	195,493 (4)	11,254	3.50%		219	Various	(4)	10,374	—	Various
Total Fixed Rate Debt		$8,216,666	$4,311,985	3.53%	(5)	$11,322			$4,274,476
Floating rate debt
1552 Broadway (LIBOR + 265 bps)	50.0	$193,132	$96,566	2.75%		$—	Oct-22		$96,566	—	Oct-22
280 Park Avenue (LIBOR + 173 bps)	50.0	1,200,000	600,000	1.83%		—	Sep-22		600,000	Sep-24	Sep-24
121 Greene Street (LIBOR + 200 bps)	50.0	13,228	6,614	2.10%		—	Nov-22		6,614	—	Nov-22
2 Herald Square (LIBOR + 195 bps)	51.0	200,989	102,505	2.05%		—	Nov-22		102,505	—	Nov-23
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	1.63%		—	Jan-23		6,900	—	Jan-23
220 East 42nd (LIBOR + 275 bps)	51.0	510,000	260,100	2.85%		—	Jun-23		260,100	—	Jun-25
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431	3.50%		—	Sep-23		33,431	—	Sep-23
100 Park Avenue (LIBOR + 225 bps)	49.9	360,000	179,640	2.50%		—	Dec-23		179,640	—	Dec-25
15 Beekman (LIBOR + 150 bps)	20.0	43,566	8,713	2.25%		—	Jan-24		8,713	—	Jul-25
10 East 53rd Street (LIBOR + 135 bps)	55.0	220,000	121,000	1.45%		—	Feb-25		121,000	—	Feb-25
One Madison Avenue (LIBOR + 335 bps)	25.5	169,629	43,255	3.60%		—	Nov-25		43,255	—	Nov-26
21 East 66th Street (T 12 mos + 275 bps)	32.3	632	203	3.14%		15	Jun-33		2	—	Jun-33
Total Floating Rate Debt		$2,999,726	$1,458,927	2.23%	(5)	$15			$1,458,726
Total unconsolidated JV Debt		$11,216,392	$5,770,912	3.20%	(5)	$11,337			$5,733,202
	Deferred financing costs	(130,516)	(70,076)
Total unconsolidated JV Debt, net		$11,085,876	$5,700,836	3.20%

(1) Coupon for floating rate debt determined using the effective LIBOR or SOFR rate at the end of the quarter of 0.10% and 0.05%, respectively. Coupon for loans that are subject to LIBOR or SOFR floors were determined using the LIBOR or SOFR floors.
(2) Reflects exercise of all available extension options, which may be subject to conditions.
(3) The financing carries a stated coupon of 2.855%, equivalent to a rate of 2.947% inclusive of hedging costs.
(4) Comprised of three mortgages totaling $132.4 million that mature in April 2028 and two mortgages totaling $63.5 million that mature in July 2029.
(5) Calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.					Composition of Debt
Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$3,274,324
Total Debt / Total Assets	36.1%	Less than 60%					SLG Share of JV		4,311,985
Fixed Charge Coverage	2.56x	Greater than 1.4x				Total Fixed Rate Debt			$7,586,309	77.0%
Maximum Secured Indebtedness	14.2%	Less than 50%
Maximum Unencumbered Leverage Ratio	40.5%	Less than 60%				Floating Rate Debt

Unsecured Notes Covenants							Consolidated		$801,051
	Actual	Required					SLG Share of JV		1,458,927
Total Debt / Total Assets	34.8%	Less than 60%							2,259,978	23.0%
Secured Debt / Total Assets	15.9%	Less than 40%			Floating Rate DPE and Other Investments				(294,970)	(3.0)%
Debt Service Coverage	2.82x	Greater than 1.5x				Total Floating Rate Debt			$1,965,008	20.0%
Unencumbered Assets / Unsecured Debt	304.9%	Greater than 150%				Total Debt			$9,846,287

Supplemental Information	24	Fourth Quarter 2021

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

	Ownership	2022 Scheduled		2023 Scheduled		2024 Scheduled		2025 Scheduled		Lease		Year of Final
Property	Interest (%)	Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)		Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas	100.0	$6,909		$6,909		$6,909		$6,909		$91,173		2043
SL Green Headquarters at One Vanderbilt	100.0	695	(4) (5)	1,398	(4) (5)	1,695	(4)	1,736	(4)	92,138		2048
625 Madison Avenue	100.0	2,306	(6)	—	(6)	—	(6)	—	(6)	2,281		2054
SUMMIT One Vanderbilt	100.0	2,142	(4)	5,560	(4)	6,958	(4)	6,958	(4)	423,742		2070
885 Third Avenue	100.0	759		759		759		759		15,325		2080
420 Lexington Avenue	100.0	11,199		11,199		11,199		11,199		177,335		2080
711 Third Avenue	100.0	5,500		5,500		5,500		5,500		49,376		2083
1080 Amsterdam Avenue	92.5	290		290		306		387		—	(7)	2111
Total		$29,800		$31,615		$33,326		$33,448		$851,370

Financing Leases
1080 Amsterdam Avenue	92.5	$404		$404		$426		$538		$—	(7)	2111
15 Beekman	100.0	3,087		3,133		3,180		3,228		102,914		2119	(8)
Total		$3,491		$3,537		$3,606		$3,766		$102,914

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
650 Fifth Avenue (Floors 4-6)	50.0	$1,790		$1,790		$1,790		$1,790		$16,917		2053
650 Fifth Avenue (Floors b-3)	50.0	1,441		1,458		1,569		1,569		31,186		2062
1560 Broadway	50.0	6,861		6,935		7,272		7,476		69,978		2114
Total		$10,092		$10,183		$10,631		$10,835		$118,081

Financing Leases
650 Fifth Avenue (Floors b-3)	50.0	$6,695		$6,786		$7,364		$7,364		$100,044		2062
One Vanderbilt Avenue Garage	71.0	205		207		209		211		3,395		2069
2 Herald Square	51.0	7,285		7,467		7,654		7,845		222,637		2077	(8)
Total		$14,185		$14,460		$15,227		$15,420		$326,076

(1) Reflects contractual base rent. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of December 31, 2021.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 71.0% ownership interest in One Vanderbilt.
(5) The 2022 and 2023 scheduled cash payments reflect free rent.
(6) Reflects known cash payments through ground rent reset date.
(7) As of December 31, 2021, this investment is classified within liabilities held for sale. The related financing and operating leases at December 31, 2021 were $22.6 million and $7.6 million, respectively.
(8) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.

Supplemental Information	25	Fourth Quarter 2021

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

12/31/2020		$1,076,542	$1,090,681	6.49%	6.80%

Debt investment originations/fundings/accretion	(4)	17,465
Preferred Equity investment originations/accretion	(4)	3,195
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
3/31/2021		$1,097,202	$1,102,569	6.77%	6.86%

Debt investment originations/fundings/accretion	(4)	72,525
Preferred Equity investment originations/accretion	(4)	3,274
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(100,290)
Reserves/Realized Losses		—
6/30/2021		$1,072,711	$1,156,359	7.11%	7.34%

Debt investment originations/fundings/accretion	(4)	14,368
Preferred Equity investment originations/accretion	(4)	3,354
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(38,323)
Reserves/Realized Losses		—
9/30/2021		$1,052,110	$1,069,522	7.28%	7.39%

Debt investment originations/fundings/accretion	(4)	89,466
Preferred Equity investment originations/accretion	(4)	3,397
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(56,250)
Reserves/Realized Losses		—
12/31/2021		$1,088,723	$1,119,010	7.22%	7.36%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	26	Fourth Quarter 2021

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Senior Mortgage Debt	$22,646	$73,000	$95,646		$—	$600	4.27%	4.20%

Mezzanine Debt	272,324	447,747	720,071		4,664,200	$826	6.62%	6.83%

Preferred Equity	—	273,006	273,006		1,962,750	$940	9.78%	9.87%

Balance as of 12/31/21	$294,970	$793,753	$1,088,723	(4)		$835	7.22%	7.36%

	Debt and Preferred Equity Maturity Profile (4)
	2022	2023	2024	2025	2026 & Thereafter
Floating Rate	$264,168	$30,802	$—	$—	$—
Fixed Rate	204,138	365,240	6,890	30,000	187,485
Sub-total	$468,306	$396,042	$6,890	$30,000	$187,485

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) The weighted average maturity of the outstanding balance is 1.93 years. Approximately 26.6% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.58 years.

Supplemental Information	27	Fourth Quarter 2021

LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	12/31/2021	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mezzanine Loan	$225,367	Fee	Manhattan	$376,705	$1,032	(4)

Mezzanine Loan and Preferred Equity	216,021	Office	Manhattan	1,712,750	$1,083	10.93%

Mezzanine Loan	133,736	Office	Manhattan	1,115,000	$1,074	10.49%

Preferred Equity	112,234	Multi-Family Rental	Manhattan	250,000	$735	6.55%

Mezzanine Loan	73,000	Office	Manhattan	—	$712	3.50%

Mezzanine Loan	66,873	Fee	Manhattan	274,976	$586	14.16%

Mezzanine Loan	49,998	Office	Manhattan	275,000	$414	6.86%

Mezzanine Loan	43,521	Multi-Family Rental	Manhattan	280,000	$501	8.70%

Mezzanine Loan	37,511	Office	Manhattan	180,415	$670	6.08%

Senior Mortgage and Mezzanine	34,874	Multi-Family Rental	Manhattan	—	$370	9.51%

Total	$993,135

(1) Net of unamortized fees, discounts, and premiums excluding loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Loan was put on non-accrual in the third quarter of 2020 and continues to be on non-accrual as of December 31, 2021.

Supplemental Information	28	Fourth Quarter 2021

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Dec-21	Sep-21	Jun-21	Mar-21	Dec-20	($'s)	100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	5.2	90.1	98.9	99.3	99.3	99.3	$44,930	8.9	4.7	17
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	1.1	77.1	82.5	76.9	76.7	89.3	12,927	2.5	1.3	47
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	3.0	99.2	99.0	99.6	99.6	99.6	46,966	9.3	4.9	26
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	1.1	100.0	100.0	100.0	91.2	91.2	17,325	3.4	1.8	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	5.9	84.8	83.4	85.3	85.7	90.5	79,559	15.7	8.3	171
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	200,000	1.0	84.2	89.5	86.2	86.2	86.2	15,731	3.1	1.6	13
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	4.6	80.7	80.7	85.9	85.9	89.5	50,558	10.0	5.3	30
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	4.7	99.7	99.7	99.9	99.9	99.9	50,428	9.9	5.2	8
711 Third Avenue	100.0 (1)	Grand Central North	Leasehold Interest (1)	1	524,000	2.6	94.7	94.7	91.2	96.4	89.1	34,707	6.8	3.6	22
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	3.4	82.6	80.2	81.3	85.8	89.3	40,798	8.0	4.2	40
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	5.3	79.8	79.8	79.8	79.8	79.8	77,348	15.3	8.0	12
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.8	81.2	79.6	80.1	80.7	81.2	36,195	7.1	3.8	39

Subtotal / Weighted Average				12	8,180,345	40.5%	87.5%	88.4%	89.0%	89.6%	90.9%	$507,472	100.0%	52.7%	432

Total / Weighted Average Consolidated Properties				12	8,180,345	40.5%	87.5%	88.4%	89.0%	89.6%	90.9%	$507,472	100.0%	52.7%	432

UNCONSOLIDATED PROPERTIES
"Same Store"
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.8	95.8	95.8	95.8	95.8	95.8	$42,291		2.2	5
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.8	89.0	88.0	87.7	91.0	93.5	29,119		1.7	36
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	11.5	100.0	100.0	100.0	100.0	95.7	171,855		10.8	10
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	4.1	76.3	79.7	83.6	83.0	82.5	56,130		2.9	38
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	6.0	94.9	93.7	94.2	94.3	92.0	128,734		6.7	37
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.6	87.6	92.1	92.2	92.9	94.7	36,673		2.3	36
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	7.2	100.0	100.0	100.0	100.0	100.0	100,798		5.3	7
1515 Broadway	56.9	Times Square	Fee Interest	1	1,750,000	8.7	99.9	99.9	99.9	99.9	99.9	137,317		8.1	9
Worldwide Plaza	25.0	Westside	Fee Interest	1	2,048,725	10.2	95.1	95.4	97.7	97.7	96.6	146,393		3.8	23

Subtotal / Weighted Average				9	10,869,183	53.9%	95.6%	95.9%	96.7%	96.8%	95.6%	$849,310		43.8%	201

"Non Same Store"
220 East 42nd Street	51.0	Grand Central	Fee Interest	1	1,135,000	5.6	91.1	92.1	94.3	94.1	94.1	$66,061		3.5	33

Subtotal / Weighted Average				1	1,135,000	5.6%	91.1%	92.1%	94.3%	94.1%	94.1%	$66,061		3.5%	33

Total / Weighted Average Unconsolidated Properties				10	12,004,183	59.5%	95.1%	95.6%	96.5%	96.6%	95.4%	$915,371		47.3%	234

Manhattan Operating Properties Grand Total / Weighted Average				22	20,184,528	100.0%	92.1%	92.7%	93.5%	93.8%	93.6%	$1,422,843			666
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$962,681		100.0%
Manhattan Operating Properties Same Store Occupancy %					19,049,528	94.4%	92.1%	92.7%	93.4%	93.7%	93.6%
Manhattan Operating Properties Same Store Leased Occupancy %							93.0%	93.2%	93.7%	94.2%	94.4%

(1) The Company owns 50% of the fee interest.

Supplemental Information	29	Fourth Quarter 2021

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Dec-21	Sep-21	Jun-21	Mar-21	Dec-20	($'s)	(SLG%)

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	5.4	100.0	100.0	100.0	100.0	100.0	$3,133	2.0	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	4.1	100.0	100.0	100.0	100.0	100.0	2,227	1.5	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	2.2	100.0	100.0	100.0	100.0	100.0	1,746	1.8	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	21.6	100.0	100.0	100.0	100.0	100.0	36,839	38.5	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	37.5	90.4	100.0	100.0	100.0	100.0	49,356	11.3	5
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	3.1	—	—	—	—	—	—	—	—
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	18.0	88.3	88.3	88.3	88.3	88.3	29,526	30.9	3
Added to Same Store in 2021
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	1.6	100.0	100.0	100.0	100.0	100.0	3,792	4.0	1

Subtotal/Weighted Average				9	299,090	93.5%	90.5%	94.4%	94.4%	94.4%	94.4%	$126,619	90.0%	14

"Non Same Store" Retail
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	4.0	100.0	100.0	—	100.0	100.0	$2,100	1.6	1
690 Madison Avenue	100.0	Plaza District	Fee Interest	1	7,848	2.5	100.0	100.0	N/A	N/A	N/A	4,000	8.4	1
Subtotal/Weighted Average				2	20,794	6.5%	100.0%	100.0%	—%	100.0%	100.0%	$6,100	10.0%	2

Total / Weighted Average Retail Properties				11	319,884	100.0%	91.2%	94.8%	90.5%	94.6%	94.6%	$132,719	100.0%	16

Residential Properties
	Ownership			# of		Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Average Monthly Rent Per Unit (1)
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Units	Dec-21	Sep-21	Jun-21	Mar-21	Dec-20	($'s)	(SLG%)	($'s)

"Same Store" Residential
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	99.0	100.0	40.6	38.5	35.4	$5,211	88.0	$4,260
Stonehenge Portfolio	Various	Various	Fee Interest	6	445,934	537	96.7	94.8	81.2	70.7	65.7	26,322	12.0	3,861
Subtotal/Weighted Average				7	528,184	634	97.0%	95.6%	75.0%	65.8%	61.1%	$31,533	100.0%	$3,923

Total / Weighted Average Residential Properties				7	528,184	634	97.0%	95.6%	75.0%	65.8%	61.1%	$31,533	100.0%	$3,923

Suburban Properties
	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Dec-21	Sep-21	Jun-21	Mar-21	Dec-20	($'s)	(SLG%)

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	7	862,800	100.0	78.9	80.5	82.4	81.6	83.3	$19,954	100.0	107
Subtotal/Weighted Average				7	862,800	100.0%	78.9%	80.5%	82.4%	81.6%	83.3%	$19,954	100.0%	107

Total / Weighted Average Suburban Properties				7	862,800	100.0%	78.9%	80.5%	82.4%	81.6%	83.3%	$19,954	100.0%	107

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	30	Fourth Quarter 2021

SELECTED PROPERTY DATA Development / Redevelopment, Land and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Gross R/E Book Value	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Dec-21	Sep-21	Jun-21	Mar-21	Dec-20	($'s)	(SLG%)

Development / Redevelopment
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1	1,657,198	42.1	86.6	78.7	66.9	59.4	58.0	$204,438	74.1	$3,000,766	24
19 East 65th Street	100.0	Plaza District	Fee Interest	1	14,639	0.4	5.5	5.5	5.5	5.5	5.5	32	—	10,678	1
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	138,563	3.5	—	—	100.0	100.0	100.0	—	—	186,608	—
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	14.3	25.2	25.2	25.2	26.1	26.7	19,234	9.8	305,105	19
707 Eleventh Avenue	100.0	Midtown West	Fee Interest	1	159,720	4.1	23.3	23.3	23.3	23.3	23.3	1,953	1.0	91,000	1
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	19.7	34.0	33.9	34.0	39.1	66.9	17,956	9.2	323,043	22
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	625,300	15.9	23.6	23.6	84.6	86.8	88.5	11,512	5.9	397,881	13
Total / Weighted Average Development / Redevelopment Properties				7	3,938,420	100.0%	51.5%	48.1%	56.4%	54.7%	60.0%	$255,125	100.0%	$4,315,081	80

Land
1591-1597 Broadway	100.0	Times Square	Fee Interest	1	7,684	100.0	100.0	100.0	N/A	N/A	N/A	$7,996	100.0
Total / Weighted Average Land				1	7,684	100.0%	100.0%	100.0%	—%	—%	—%	$7,996	100.0%

Construction in Progress
							Future Equity
					Equity Contributed		Contributions		Financing		Total
Building Address	Usable	Ownership	Estimated	Percentage							Development
	Sq. Feet	Interest (%)	TCO (1)	Leased	Company	Partners	Company	Partners	Drawn	Available	Budget (2)

7 Dey / 185 Broadway	198,488	100.0	(3)	39.0	$80,286	$—	$1,042	$—	$198,169	$26,831	$306,328
15 Beekman (4)	221,884	20.0	(4)	100.0	7,650	30,600	11,252	45,008	43,566	81,434	219,510
One Madison (5)	1,396,426	25.5	Q4 2023	4.0	285,692	106,000	—	645,557	169,629	1,080,371	2,287,249
760 Madison	58,574	100.0	Q3 2023 (6)	(7)	326,910	—	113,218	—	—	—	440,128

Total Construction In Progress					$700,538	$136,600	$125,512	$690,565	$411,364	$1,188,636	$3,253,215

(1) Temporary Certificate of Occupancy.
(2) Includes fees payable to SL Green, as applicable.
(3) TCO's covering portions of the building were issued in 2021. A TCO covering the remaining portion of the building is expected in Q1 2022.
(4) The space is 100% leased to Pace University for 30 years. Delivery of the academic space and dormitory space is estimated for Q4 2022 and Q3 2023, respectively.
(5) Company Equity Contributed is shown net of future equity contributions to be made by the partners.
(6) Reflects TCO of retail space.
(7) The flagship retail space, which is comprised of 22,648 square feet, is 100% leased to Giorgio Armani for 15 years.

Supplemental Information	31	Fourth Quarter 2021

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Dec-21	Sep-21	Jun-21	Mar-21	Dec-20	($'s)	100%	SLG%

HIGH STREET RETAIL - Consolidated Properties
690 Madison Avenue	100.0	Plaza District	Fee Interest	1	7,848	0.6	100.0	100.0	N/A	N/A	N/A	$4,000	1.5	2.7	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.7	—	—	—	—	—	—	—	—	—

Subtotal / Weighted Average				2	17,888	1.3%	43.9%	43.9%	—%	—%	—%	$4,000	1.5%	2.7%	1

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.3	100.0	100.0	100.0	100.0	100.0	$3,133	1.2	0.6	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	1.0	100.0	100.0	100.0	100.0	100.0	2,227	0.8	0.5	1
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	0.9	100.0	100.0	—	100.0	100.0	2,100	0.8	0.5	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.4	100.0	100.0	100.0	100.0	100.0	3,792	1.4	1.3	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.5	100.0	100.0	100.0	100.0	100.0	1,746	0.6	0.6	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	5.1	100.0	100.0	100.0	100.0	100.0	36,839	13.6	12.3	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	8.7	90.4	100.0	100.0	100.0	100.0	49,356	18.1	3.6	5
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	4.2	88.3	88.3	88.3	88.3	88.3	29,526	10.9	9.8	3

Subtotal / Weighted Average				9	301,996	22.1%	94.0%	97.8%	93.5%	97.8%	97.8%	$128,719	47.4%	29.2%	15

Total / Weighted Average Prime Retail				11	319,884	23.4%	91.2%	94.8%	90.5%	94.6%	94.6%	$132,719	48.9%	31.9%	16

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	4.5	92.8	92.8	100.0	100.0	100.0	$3,376	1.2	2.3	8
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	1.2	94.8	94.8	94.8	77.6	94.8	2,448	0.9	1.6	4
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	2.3	100.0	97.3	97.3	97.3	97.3	4,572	1.7	3.0	6
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.9	100.0	100.0	100.0	100.0	100.0	3,530	1.3	2.4	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	3.3	95.0	95.0	100.0	90.3	90.3	4,922	1.8	3.3	5
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	17,114	1.3	15.9	15.9	15.9	15.9	15.9	881	0.3	0.6	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	3.0	100.0	100.0	100.0	100.0	100.0	5,940	2.2	4.0	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	4.4	100.0	100.0	100.0	99.7	100.0	2,362	0.9	1.6	2
625 Madison Avenue (1)	100.0	Plaza District	Leasehold Interest	1	78,489	5.8	79.0	79.0	79.0	87.7	93.5	12,886	4.8	8.5	15
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.9	100.0	100.0	100.0	100.0	100.0	3,181	1.2	2.1	3
750 Third Avenue (1)	100.0	Grand Central North	Fee Interest	1	24,827	1.8	53.2	53.2	53.2	53.2	66.7	1,804	0.7	1.2	4
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.3	98.6	98.6	98.6	98.6	98.6	4,367	1.6	2.9	3
885 Third Avenue (1)	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	12,403	0.9	97.4	97.4	97.4	97.4	97.4	639	0.2	0.4	2
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	310	0.1	0.2	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.7	100.0	100.0	100.0	100.0	100.0	6,879	2.5	4.6	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.3	100.0	100.0	100.0	62.6	62.6	2,399	0.9	1.6	5

Subtotal / Weighted Average				16	516,238	37.7%	90.2%	90.0%	91.3%	89.9%	92.0%	$60,496	22.3%	40.3%	77
(1) Redevelopment properties.

Supplemental Information	32	Fourth Quarter 2021

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of			% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet		Sq. Feet	Dec-21	Sep-21	Jun-21	Mar-21	Dec-20	($'s)	100%	SLG%

OTHER RETAIL - Unconsolidated Properties
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		6.9	83.2	83.2	83.2	83.2	83.2	$21,117	7.8	7.2	3
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.9	100.0	100.0	100.0	100.0	100.0	3,625	1.3	1.3	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.8	97.7	97.7	98.9	98.9	98.9	3,429	1.3	1.4	5
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.9	100.0	100.0	100.0	100.0	100.0	3,555	1.3	1.2	8
220 East 42nd Street	51.0	Grand Central	Fee Interest	1	35,332		2.6	82.2	82.2	82.2	82.2	82.2	2,152	0.8	0.7	4
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		2.0	100.0	100.0	100.0	100.0	100.0	1,652	0.6	0.6	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.7	100.0	100.0	100.0	100.0	100.0	1,931	0.7	0.8	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		2.3	98.9	98.9	98.9	98.9	98.9	3,550	1.3	1.2	4
1515 Broadway	56.9	Times Square	Fee Interest	1	185,956		13.6	100.0	100.0	100.0	100.0	100.0	34,881	12.9	13.2	9
Worldwide Plaza	25.0	Westside	Fee Interest	1	10,592	(1)	0.8	78.5	78.5	93.6	93.6	100.0	931	0.3	0.2	6
Stonehenge Portfolio	Various	Various	Fee Interest	2	19,231		1.4	71.7	71.7	42.4	49.5	76.8	1,285	0.5	—	5

Subtotal / Weighted Average				12	532,604		38.9%	94.2%	94.2%	93.5%	93.8%	94.9%	$78,108	28.8%	27.8%	52

Total / Weighted Average Other Retail				28	1,048,842		76.6%	92.2%	92.1%	92.4%	91.9%	93.5%	$138,604	51.1%	68.1%	129

Retail Grand Total / Weighted Average				39	1,368,726		100.0%	92.0%	92.7%	92.0%	92.5%	93.7%	$271,323	100.0%		145
Retail Grand Total - SLG share of Annualized Rent													$149,916		100.0%

(1) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	33	Fourth Quarter 2021

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan, Suburban, Retail, Residential and Development / Redevelopment Properties Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (1)	Annualized Contractual Rent PSF		Credit Rating (2)
Tenant Name	Property
ViacomCBS Inc.	1515 Broadway	56.9	Jun 2031	1,603,126	$102,411	$58,374	4.8%	$63.88
	1515 Broadway	56.9	Mar 2028	9,106	2,013	1,147	0.1%	221.01
	555 West 57th Street	100.0	Dec 2023	338,527	17,613	17,614	1.4%	52.03
	Worldwide Plaza	25.0	Jan 2027	32,598	2,466	615	—%	75.66
				1,983,357	$124,503	$77,750	6.3%	$62.77		BBB

Credit Suisse Securities (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,265,841	$81,346	$48,808	3.9%	$64.26		A+
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$49,563	$29,738	2.4%	$85.63		A-

TD Bank US Holding Company	One Vanderbilt Avenue	71.0	Jul 2041	200,002	$27,166	$19,291	1.5%	$135.83	(3)
	125 Park Avenue	100.0	Oct 2030	51,707	3,313	3,313	0.3%	64.08
	125 Park Avenue	100.0	Oct 2023	6,234	2,010	2,010	0.2%	322.40
				257,943	$32,489	$24,614	2.0%	$125.96		AA-

Debevoise & Plimpton, LLP	919 Third Avenue	51.0	Dec 2021	98,635	$6,429	$3,277	0.3%	$65.17
	919 Third Avenue	51.0	Dec 2022	527,229	39,496	20,143	1.6%	74.91
				625,864	$45,925	$23,420	1.9%	$73.38

Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	194,702	$32,377	$22,991	1.9%	$166.29	(3)	BBB+

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$20,140	$20,140	1.7%	$58.40	(3)
	420 Lexington Avenue	100.0	Sep 2021	7,537	507	507	—%	67.38
				352,410	$20,647	$20,647	1.7%	$58.59		Baa3

King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$20,563	$20,563	1.7%	$94.21
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$20,237	$20,237	1.6%	$39.68		Aa2

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$12,623	$12,623	1.0%	$72.52
	11 Madison Avenue	60.0	Sep 2030	104,618	10,249	6,149	0.5%	97.96
				278,687	$22,872	$18,772	1.5%	$82.07

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$36,839	$18,420	1.5%	$532.25		AA-

McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Jan 2043	146,642	$23,307	$16,551	1.4%	$158.95
	420 Lexington Avenue	100.0	Jan 2026	10,043	603	603	—%	60.00
				156,685	$23,910	$17,154	1.4%	$152.61

Cravath, Swaine & Moore LLP	Worldwide Plaza	25.0	Aug 2024	617,135	$68,673	$17,134	1.4%	$111.28
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	557,208	$33,496	$17,083	1.4%	$60.11

Toronto Dominion Bank	125 Park Avenue	100.0	Oct 2041	52,450	$3,409	$3,409	0.3%	$65.00
	One Vanderbilt Avenue	71.0	Mar 2042	142,892	18,282	12,982	1.0%	127.94	(3)
				195,342	$21,691	$16,391	1.3%	$111.04		AA-

National Hockey League	1185 Avenue of the Americas	100.0	Nov 2022	148,217	$15,296	$15,296	1.2%	$103.20
Unidentified Financial Firm	One Vanderbilt Avenue	71.0	Dec 2027	97,652	$21,156	$15,023	1.2%	$216.64	(3)
Amerada Hess Corp.	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$14,894	$14,894	1.2%	$89.09		BBB-

Nomura Holding America, Inc.	810 Seventh Avenue	100.0	Jan 2026	17,320	$1,230	$1,230	0.1%	$71.04
	Worldwide Plaza	25.0	Sep 2033	778,328	45,814	11,431	0.9%	58.86
				795,648	$47,044	$12,661	1.0%	$59.13

Greenberg Traurig LLP	One Vanderbilt Avenue	71.0	Nov 2037	99,888	$12,486	$8,866	0.7%	$125.00
	420 Lexington Avenue	100.0	Nov 2037	46,744	3,223	3,223	0.3%	68.95
				146,632	$15,709	$12,089	1.0%	$107.13

Total				9,216,779	$749,230	$463,685	37.5%	$81.29
(1) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential and Development / Redevelopment properties.
(2) Corporate or bond rating from S&P or Moody's.
(3) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.

Supplemental Information	34	Fourth Quarter 2021

TENANT DIVERSIFICATION Manhattan Operating, Retail and Development/Redevelopment Properties Unaudited

Supplemental Information	35	Fourth Quarter 2021

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s) (2)

Available Space at 9/30/21			1,557,092

Less: Sold Vacancies	110 East 42nd Street		(27,498)
	590 Fifth Avenue		(34,763)

Space which became available during the Quarter (3):
Office
	10 East 53rd Street	1	1,556	1,868	$80.00
	100 Church Street	1	92,567	89,776	$51.20
	100 Park Avenue	2	35,349	44,588	$72.64
	110 Greene Street	6	16,919	15,914	$89.06
	220 East 42nd Street	2	20,262	21,715	$65.18
	420 Lexington Avenue	7	15,570	22,291	$64.50
	461 Fifth Avenue	1	10,595	11,232	$76.00
	800 Third Avenue	2	27,288	31,870	$66.95
	810 Seventh Avenue	1	5,032	5,962	$68.72
	1350 Avenue of the Americas	2	9,748	10,063	$90.79
	Total/Weighted Average	25	234,886	255,279	$64.89

Retail
	100 Church Street	1	1,743	1,764	$42.92
	485 Lexington Avenue	1	624	639	$380.65
	Worldwide Plaza	3	7,445	9,693	$107.42
	Total/Weighted Average	5	9,812	12,096	$112.45

	Total Space which became available during the quarter
	Office	25	234,886	255,279	$64.89
	Retail	5	9,812	12,096	$112.45
		30	244,698	267,375	$67.04

	Total Available Space		1,739,529

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	36	Fourth Quarter 2021

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF (2)	Prev. Escalated Rent/ Rentable SF (3)	TI / Rentable SF	Free Rent # of Months

Available Space				1,739,529

Office
	10 East 53rd Street	2	4.7	4,831	5,406	$88.54	$106.03	$19.93	3.7
	100 Park Avenue	1	10.0	6,739	6,765	88.13	79.33	35.00	5.0
	110 Greene Street	3	4.3	4,912	4,915	65.64	84.54	—	—
	220 East 42nd Street	1	7.3	8,114	8,838	50.00	—	36.04	4.0
	280 Park Avenue	2	8.3	13,969	17,523	93.98	—	24.90	9.6
	420 Lexington Avenue	11	5.2	32,085	48,665	60.10	63.04	10.34	1.4
	800 Third Avenue	1	2.2	3,728	3,915	62.00	—	—	2.0
	810 Seventh Avenue	1	5.4	3,612	3,954	57.00	—	47.78	5.0
	1350 Avenue of the Americas	3	3.7	18,624	18,736	86.49	80.00	12.76	3.3
	Total/Weighted Average	25	5.7	96,614	118,717	$71.59	$72.79	$17.11	3.5

Retail
	100 Church Street	1	10.0	1,743	1,764	$50.00	$42.91	$—	—
	125 Park Avenue	1	10.3	815	871	212.00	—	28.70	4.0
	485 Lexington Avenue	1	15.3	624	639	262.91	380.65	—	4.0
	Worldwide Plaza	1	10.0	1,724	1,813	82.75	84.36	93.21	—
	Total/Weighted Average	4	10.7	4,906	5,087	$116.15	$111.93	$38.13	1.2

Leased Space
	Office (4)	25	5.7	96,614	118,717	$71.59	$72.79	$17.11	3.5
	Retail	4	10.7	4,906	5,087	$116.15	$111.93	$38.13	1.2
	Total	29	5.9	101,520	123,804	$73.42	$75.99	$17.97	3.4

Total Available Space as of 12/31/2021				1,638,009

Early Renewals
Office
	10 East 53rd Street	1	7.0	4,511	4,907	$104.00	$123.68	$—	—
	100 Park Avenue	1	3.3	2,532	2,021	85.00	90.97	—	3.0
	420 Lexington Avenue	1	5.0	843	972	65.00	78.51	0.30	—
	800 Third Avenue	1	1.0	13,638	14,388	59.00	69.56	—	—
	1185 Avenue of the Americas	1	6.3	39,780	42,592	70.00	79.84	60.00	6.0
	Total/Weighted Average	5	5.1	61,304	64,880	$70.52	$81.20	$39.39	4.0

Renewals
	Early Renewals Office	5	5.1	61,304	64,880	$70.52	$81.20	$39.39	4.0
	Total	5	5.1	61,304	64,880	$70.52	$81.20	$39.39	4.0

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $68.22/rsf for 47,377 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $69.55/rsf for 112,257 rentable SF.

Supplemental Information	37	Fourth Quarter 2021

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
	Wholly-Owned and Consolidated JV Properties
2021 (4)	11	37,323	37,323	0.5%	$2,203,668	$2,203,668	$59.04	$59.69

1st Quarter 2022	8	55,565	55,565	0.7%	5,242,130	5,242,130	94.34	81.11
2nd Quarter 2022	21	58,667	58,667	0.8%	3,900,557	3,900,557	66.49	61.22
3rd Quarter 2022	24	146,358	146,358	1.9%	10,144,157	10,144,157	69.31	63.55
4th Quarter 2022	31	312,057	312,057	4.1%	27,350,614	27,350,614	87.65	72.61

Total 2022	84	572,647	572,647	7.5%	$46,637,458	$46,637,458	$81.44	$69.95

2023	58	706,527	706,527	9.3%	$44,630,604	$44,630,604	$63.17	$62.18
2024	45	363,609	363,609	4.8%	24,467,896	24,467,896	67.29	66.27
2025	46	477,172	477,172	6.3%	41,720,517	41,720,517	87.43	69.68
2026	41	759,359	759,359	10.0%	51,482,472	51,482,472	67.80	61.20
2027	35	550,794	550,794	7.2%	43,892,061	43,892,061	79.69	67.85
2028	22	531,638	531,638	7.0%	38,116,759	38,116,759	71.70	66.57
2029	17	381,630	381,630	5.0%	25,053,709	25,053,709	65.65	61.23
2030	18	799,082	799,082	10.5%	53,567,173	53,567,173	67.04	66.03
Thereafter	60	2,430,737	2,430,737	31.9%	135,699,241	135,699,241	55.83	58.49
Grand Total	437	7,610,518	7,610,518	100.0%	$507,471,558	$507,471,558	$66.68	$63.22

	Unconsolidated JV Properties
2021 (4)	5	17,866	8,882	0.2%	$1,685,838	$843,571	$94.36	$69.99

1st Quarter 2022	11	273,505	144,208	2.4%	29,692,787	15,657,140	108.56	118.69
2nd Quarter 2022	3	11,020	6,386	0.1%	799,996	464,655	72.59	81.11
3rd Quarter 2022	6	25,157	13,144	0.2%	3,067,397	1,577,937	121.93	83.76
4th Quarter 2022	7	577,355	296,182	4.9%	41,439,964	21,323,754	71.78	71.45

Total 2022	27	887,037	459,920	7.6%	$75,000,144	$39,023,486	$84.55	$86.49

2023	21	551,470	284,163	4.7%	$48,704,374	$25,026,076	$88.32	$73.23
2024	28	984,857	328,633	8.4%	108,249,185	36,765,775	109.91	80.92
2025	22	384,729	206,708	3.3%	35,845,607	19,504,412	93.17	82.90
2026	28	541,289	256,945	4.6%	56,722,611	28,125,490	104.79	94.04
2027	17	347,082	133,798	3.0%	30,892,304	14,809,372	89.01	80.61
2028	20	215,861	112,561	1.8%	22,042,659	11,486,064	102.12	88.69
2029	11	654,827	334,243	5.6%	42,770,221	21,825,374	65.32	74.04
2030	13	387,802	218,773	3.3%	37,649,717	21,289,042	97.08	86.46
Thereafter	46	6,752,975	3,480,960	57.5%	455,808,440	236,511,129	67.50	75.55
Grand Total	238	11,725,795	5,825,586	100.0%	$915,371,100	$455,209,791	$78.06	$78.47

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of December 31, 2021. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to December 31, 2021.

Supplemental Information	38	Fourth Quarter 2021

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Wholly-Owned and Consolidated JV's Unaudited

	High Street Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2021 (4)	—	—	—	—%	$—	$—	$—	$—

2022	—	—	—	—%	—	—	—	—
2023	—	—	—	—%	—	—	—	—
2024	1	7,848	7,848	100.0%	4,000,000	4,000,000	509.68	399.48
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
Thereafter	—	—	—	—%	—	—	—	—
	1	7,848	7,848	100.0%	$4,000,000	$4,000,000	$509.68	$399.48
Vacancy (5)		10,040						$268.92
Grand Total		17,888						$326.20

	Other Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2021 (4)	—	—	—	—%	$—	$—	$—	$—

2022	14	71,016	71,016	15.0%	14,046,914	14,046,914	197.80	163.20
2023	5	22,630	22,501	4.8%	6,427,591	6,404,357	284.03	197.11
2024	4	10,687	10,687	2.3%	1,459,542	1,459,542	136.57	144.82
2025	4	29,597	29,597	6.3%	4,397,636	4,397,636	148.58	100.72
2026	7	12,268	12,268	2.6%	1,198,820	1,198,820	97.72	89.81
2027	6	29,952	29,952	6.3%	4,365,734	4,365,734	145.76	107.56
2028	5	10,974	10,974	2.3%	2,103,290	2,103,290	191.66	134.63
2029	3	21,820	21,820	4.6%	1,349,121	1,349,121	61.83	63.95
2030	7	51,514	51,514	10.9%	7,844,570	7,844,570	152.28	127.73
Thereafter	22	212,199	212,199	44.9%	17,302,846	17,302,846	81.54	64.97
	77	472,657	472,528	100.0%	$60,496,064	$60,472,830	$127.99	$101.85
Vacancy (5)		49,946						$156.33
Grand Total		522,603						$107.06

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of December 31, 2021. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to December 31, 2021.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	39	Fourth Quarter 2021

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Unconsolidated JV's Unaudited

	High Street Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2021 (4)	2	5,805	1,105	2.1%	$221,870	$34,330	$38.22	$61.27

2022	1	1,698	548	0.6%	102,000	32,926	60.07	63.07
2023	4	57,939	9,940	21.3%	26,775,441	4,050,103	462.13	297.16
2024	1	7,793	3,897	2.9%	5,750,424	2,875,212	737.90	1,026.56
2025	—	—	—	—%	—	—	—	—
2026	4	74,424	12,346	27.3%	32,437,928	5,659,785	435.85	282.98
2027	1	3,655	399	1.3%	716,568	78,249	196.05	102.98
2028	—	—	—	—%	—	—	—	—
2029	1	31,174	15,587	11.4%	21,722,787	10,861,394	696.82	375.97
2030	—	—	—	—%	—	—	—	—
Thereafter	3	90,246	43,325	33.1%	40,991,724	20,207,532	454.22	440.71
	17	272,734	87,147	100.0%	$128,718,742	$43,799,531	$471.96	$361.56
Vacancy (5)		11,432						$82.39
Grand Total		284,166						$350.33

	Other Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2021 (4)	1	5,300	2,703	1.1%	$855,326	$436,216	$161.38	$80.00

2022	8	84,964	42,628	17.1%	20,641,759	10,670,111	242.95	229.69
2023	5	30,831	16,062	6.2%	3,114,841	1,676,860	101.03	92.17
2024	6	9,848	4,343	2.0%	3,057,309	1,651,451	310.45	262.99
2025	—	—	—	—%	—	—	—	—
2026	3	20,252	9,534	4.0%	9,767,376	5,376,654	482.29	416.48
2027	5	23,256	11,863	4.7%	11,209,399	6,222,870	482.00	401.93
2028	5	33,439	17,628	6.7%	4,472,575	2,408,810	133.75	134.68
2029	6	56,855	30,600	11.4%	4,237,012	2,311,545	74.52	77.31
2030	3	6,463	1,988	1.3%	5,586,637	2,999,653	864.40	532.02
Thereafter	10	226,633	123,730	45.5%	15,165,843	7,889,259	66.92	71.14
	52	497,841	261,079	100.0%	$78,108,077	$41,643,429	$156.89	$143.85
Vacancy (5)		33,100						$112.45
Grand Total		530,941						$141.89

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of December 31, 2021. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to December 31, 2021.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	40	Fourth Quarter 2021

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	12/31/2021
2001 - 2020 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.9
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	91.1
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	84.2
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	34.0
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	80.7
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	25.2
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	—
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	—
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	80.7
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	87.6
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	88.3
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	—
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	90.1
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.2
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.9
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	—
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	94.9
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	89.0
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	77.1
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	100.0
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	95.1
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	95.8
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	77.1
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	23.6
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	66.3
					39,959,123	$23,853,062

Supplemental Information	41	Fourth Quarter 2021

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2020 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
					25,844,665	$17,715,250	$685
2021 Dispositions
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0%	Fee Interest	347,000	$275,000	$793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
					2,067,700	$1,603,575	$776

Supplemental Information	42	Fourth Quarter 2021

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition
2007 - 2020 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership		Valuation ($'s)	Price ($'s/SF)
2008 - 2020 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000	320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000	117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000	67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100	161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581	166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943	155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185	150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452	301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750	130
					7,433,341	$1,786,134	$240

Supplemental Information	43	Fourth Quarter 2021

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	12/31/2021
2005 - 2020 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	90.4
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	2 Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	2.5
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	99.0
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	—
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	96.7
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57.996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	—
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	23.3
Jan-20	15 Beekman	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	—
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
						13,730,421	$7,368,834
2021 Acquisitions
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	$121,000	100.0	100.0
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
						15,532	$193,221

Supplemental Information	44	Fourth Quarter 2021

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2020 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
						10,079,173	$8,122,753	$806
2021 Dispositions
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0%	Fee Interest	6,600	$43,000	$6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
						1,236,793	$1,084,420	$877

Supplemental Information	45	Fourth Quarter 2021

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	46	Fourth Quarter 2021

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2021	2020	2021	2020

Net (loss) income attributable to SL Green common stockholders	$(51,269)	$171,001	$434,804	$356,105
Add:
Depreciation and amortization	47,335	56,932	216,869	313,668
Joint venture depreciation and noncontrolling interest adjustments	72,167	56,560	249,087	205,869
Net (loss) income attributable to noncontrolling interests	(2,462)	23,738	23,573	34,956
Less:
Gain on sale of real estate, net	2,079	51,882	287,417	215,506
Equity in net (loss) gain on sale of interest in unconsolidated joint venture/real estate	(27,319)	2,961	(32,757)	2,961
Purchase price and other fair value adjustments	—	187,522	209,443	187,522
Depreciable real estate reserves	(18,098)	(53,827)	(23,794)	(60,454)
Depreciation on non-rental real estate assets	837	541	2,790	2,338
FFO attributable to SL Green common stockholders and noncontrolling interests	$108,272	$119,152	$481,234	$562,725

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020

Net (loss) income	$(48,181)	$415,534	$117,134	$(3,855)	$200,340
Interest expense, net of interest income	13,736	14,807	18,960	23,388	25,579
Amortization of deferred financing costs	1,919	2,345	3,386	3,774	3,482
Income taxes	1,285	(6)	795	708	(859)
Depreciation and amortization	47,335	49,277	57,261	62,996	56,932
(Gain) loss on sale of real estate	(2,079)	(187,766)	(98,960)	1,388	(51,882)
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	27,319	1,280	(8,471)	12,629	(2,961)
Purchase price and other fair value adjustments	(543)	(208,810)	1,947	(2,664)	(187,522)
Depreciable real estate reserves	18,098	—	(2,545)	8,241	53,827
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	121,553	108,288	99,625	91,989	90,169
EBITDAre	$180,442	$194,949	$189,132	$198,594	$187,105

Supplemental Information	47	Fourth Quarter 2021

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2021	2020	2021	2020

Net (loss) income	$(48,181)	$200,340	$480,632	$414,758
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	27,319	(2,961)	32,757	(2,961)
Purchase price and other fair value adjustments	(543)	(187,522)	(210,070)	(187,522)
Gain on sale of real estate, net	(2,079)	(51,882)	(287,417)	(215,506)
Depreciable real estate reserves	18,098	53,827	23,794	60,454
Depreciation and amortization	47,335	56,932	216,869	313,668
Interest expense, net of interest income	13,736	25,579	70,891	116,679
Amortization of deferred financing costs	1,919	3,482	11,424	11,794
Operating income	57,604	97,795	338,880	511,364

Equity in net loss from unconsolidated joint ventures	24,081	9,750	55,402	25,195
Marketing, general and administrative expense	26,486	25,144	94,912	91,826
Transaction related costs, net	3,558	20	3,773	503
Investment income	(20,888)	(18,699)	(80,340)	(120,163)
Loan loss and other investment reserves, net of recoveries	2,931	8,280	2,931	35,298
Non-building revenue	(20,540)	(22,417)	(46,110)	(53,067)
Net operating income (NOI)	74,783	99,873	370,999	490,956

Equity in net loss from unconsolidated joint ventures	(24,081)	(9,750)	(55,402)	(25,195)
SLG share of unconsolidated JV depreciation and amortization	69,868	52,768	243,791	194,393
SLG share of unconsolidated JV interest expense, net of interest income	44,460	34,413	154,026	137,032
SLG share of unconsolidated JV amortization of deferred financing costs	3,101	2,125	14,297	7,737
SLG share of unconsolidated JV loss on early extinguishment of debt	(317)	97	1,372	97
SLG share of unconsolidated JV investment income	(309)	(215)	(1,229)	(1,146)
SLG share of unconsolidated JV non-building revenue	(1,202)	(1,146)	(4,204)	(9,543)
NOI including SLG share of unconsolidated JVs	166,303	178,165	723,650	794,331

NOI from other properties/affiliates	(22,725)	(32,443)	(135,071)	(197,887)
Same-Store NOI	143,578	145,722	588,579	596,444

Operating lease straight-line adjustment	245	245	978	1,022
Joint Venture operating lease straight-line adjustment	219	232	916	1,058
Straight-line and free rent	(632)	(3,909)	(7,087)	(7,076)
Amortization of acquired above and below-market leases, net	(100)	(553)	(395)	(3,611)
Joint Venture straight-line and free rent	(303)	(5,709)	(12,422)	(20,190)
Joint Venture amortization of acquired above and below-market leases, net	(4,762)	(4,064)	(18,772)	(15,500)
Same-store cash NOI	$138,245	$131,964	$551,797	$552,147

Lease termination income	(636)	2	(3,592)	(10,783)
Joint Venture lease termination income	(2,209)	(403)	(3,680)	(590)
Same-store cash NOI excluding lease termination income	$135,400	$131,563	$544,525	$540,774

Supplemental Information	48	Fourth Quarter 2021

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	James C. Feldman	(646) 855-5808	james.feldman@bofa.com
Barclays	Anthony Powell	(212) 526-8768	anthony.powell@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Deutsche Bank	Derek Johnston	(212) 250-5683	derek.johnston@db.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Green Street	Daniel Ismail	(949) 640-8780	dismail@greenstreet.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Jonathan Petersen	(212) 284-1705	jpeterson@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alex.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	49	Fourth Quarter 2021

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman and Chief Executive Officer	Executive Vice President, General
Counsel - Real Property
Andrew Mathias
President	Maggie Hui
Chief Accounting Officer
Matthew J. DiLiberto
Chief Financial Officer	Harrison Sitomer
Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Robert Schiffer
Executive Vice President, Development
Steven M. Durels
Executive Vice President, Director of	Brett Herschenfeld
Leasing and Real Property	Executive Vice President, Retail & Opportunistic

Edward V. Piccinich
Chief Operating Officer

Supplemental Information	50	Fourth Quarter 2021